UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10445
                                                     ---------------------

                 Nuveen Ohio Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
July 31, 2008

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

                                                         NUVEEN MICHIGAN
                                                         QUALITY INCOME
                                                         MUNICIPAL FUND, INC.
                                                         NUM

                                                         NUVEEN MICHIGAN
                                                         PREMIUM INCOME
                                                         MUNICIPAL FUND, INC.
                                                         NMP

                                                         NUVEEN MICHIGAN
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND
                                                         NZW

                                                         NUVEEN OHIO
                                                         QUALITY INCOME
                                                         MUNICIPAL FUND, INC.
                                                         NUO

                                                         NUVEEN OHIO
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND
                                                         NXI

                                                         NUVEEN OHIO
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND 2
                                                         NBJ

                                                         NUVEEN OHIO
                                                         DIVIDEND ADVANTAGE
                                                         MUNICIPAL FUND 3
                                                         NVJ




IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

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

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Robert P. Bremner

Robert P. Bremner  |  Chairman of the Board


Dear Shareholders:

I'd like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund's Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a "best practice" in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us - an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen's representative on the Board. John's presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen's role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company's asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we've worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Manager's Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund's Board, let me say we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Robert P. Bremner

Robert P. Bremner
Chairman of the Board
September 19, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds  |  NUM, NMP, NZW, NUO,
                                                  NXI, NBJ, NVJ


Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED JULY 31, 2008?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a general flight to quality. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points--from 5.25% to 2.00%--in eight months, including reductions of 125 basis points in January 2008 alone. Since April 2008, the Fed has left the fed funds rate unchanged.

The Fed's rate-cutting actions also were a response to signs of slower growth in the U.S. economy, as evidenced by changes in the U.S. gross domestic product
(GDP), a closely watched measure of economic performance. Although GDP expanded at 4.8% in the third quarter of 2007, this measure fell into negative territory (-0.2%) in the fourth quarter of 2007 before climbing 0.9% in the first quarter of 2008 (all GDP numbers annualized). During the second quarter of 2008, GDP grew at an annual rate of 3.3%, boosted by a surge in exports but still reflecting a 16% decline in residential investment. The economy continued to be strained by the troubled housing market as well as higher inflation. Driven largely by increased energy, transportation and food prices, the Consumer Price Index (CPI) registered a 5.6% year-over-year gain as of July 2008, including July's 0.8%, the biggest one-month jump in 17 years. The core CPI (which excludes food and energy prices) rose 2.5% between August 2007 and July 2008, well above the Fed's unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new job creation since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for July 2008 was 5.7%, its highest level since March 2004, up from 4.7% in July 2007.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In addition, hedge funds and other non-traditional buyers of municipal bonds began to



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. Between August 1, 2007, and July 31, 2008, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, rose 57 basis points to 5.20%. By comparison, the yield on the 10-year U.S. Treasury note dropped almost 80 basis points to end the reporting period at 3.98%. In this environment, bonds with shorter maturities generally outperformed longer-maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court's decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states.

Over the twelve months ended July 2008, municipal bond issuance nationwide totaled $461.9 billion, a decrease of less than 1% from the previous twelve months. As of July 31, 2008, insured bonds comprised 23% of new supply, compared with the recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as non-traditional buyers returning to the market over the last few months.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MICHIGAN AND OHIO DURING THIS PERIOD?

Michigan, which has one of the weakest state economies in the nation, continued to face serious challenges. In 2007, the state saw its economy contract, posting negative growth of -1.2%, compared with the national average of 2.0%. This ranked Michigan 49th in the nation in terms of GDP by state, ahead of only Delaware. The weakness of the state's GDP was mainly due to declines in construction, finance, and real estate. According to the Standard & Poor's (S&P) Case-Shiller home price index of 20 major metropolitan areas, housing prices in Detroit fell 16.3% between July 2007 and June 2008. This compared with an average decline of 15.4% nationwide. Michigan also continued to rely heavily on the manufacturing sector, which has lost thousands of jobs in recent years, especially in the beleaguered auto industry. However, job growth in the education, health care, and leisure and hospitality industries appeared more promising. In July 2008, Michigan's jobless rate was 8.5%, the highest state unemployment rate in the nation and the highest level for the state in almost 16 years, up from 7.1% a year ago. As of July 2008, Moody's, S&P, and Fitch rated Michigan general obligation debt at Aa3, AA-, and A+, respectively. During the twelve months ended July 31, 2008, municipal issuance in Michigan totaled $11.4 billion, an increase of 9% from the previous twelve months. According to Moody's medians, which compare the 50 states, Michigan ranked 7th in terms of gross tax-supported debt (with $21.9 billion outstanding) and 26th in debt per capita.

With GDP growth of 0.4%, Ohio fell into the bottom quintile of economic growth by state in 2007, ranking 42nd. Like Michigan, Ohio's heavy dependence on the manufacturing sector, particularly the declining auto industry, impacted both economic and job growth in the state. Employment in Ohio remained less diversified than that of the nation as a whole, with manufacturing accounting for 15% of jobs, compared with the national average of 10%. Gains in education, health care, and leisure and hospitality employment helped to offset some of the manufacturing job losses. As of July 2008, Ohio's unemployment rate was 7.2%, the highest since 1992, up from 5.6% in July 2007. Although mortgage delinquencies and foreclosures have risen, Ohio's housing market has been more stable than that in some other parts of the country. In June 2008, the S&P/Case-Shiller home price index reported that housing prices in Cleveland had fallen 7.3% since July 2007, compared with an average decline of 15.4% nationwide. As of July 2008, Moody's, S&P, and Fitch rated Ohio general obligation debt at Aa1, AA+, and AA+, respectively. S&P listed the outlook for Ohio as stable, while Moody's maintained a negative outlook, citing the weak Ohio economy as well as recent tax restructuring. For the twelve months ended July 31, 2008, municipal issuance in Ohio reached $17.9 billion, an increase of 31% over the previous twelve months. According to Moody's, Ohio ranks 15th in the nation in terms of gross tax-supported debt (with $11.1 billion outstanding) and 21st in terms of tax-supported debt per capita.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market was characterized by volatility and a steepening yield curve, we sought to capitalize on the turbulent environment by continuing to focus on relative value, using a fundamental approach to find undervalued sectors and individual credits with the potential to perform well over the long term.

Among the issues we added to the Michigan and Ohio Funds were health care bonds, including some uninsured, lower-rated hospital credits. As periodic dislocations in the municipal market provided attractive opportunities to selectively invest in lower-quality, higher-yielding bonds, we used the resources of our research team to find those health care bonds that we believed represented the best values. All of the Ohio Funds also participated in the $5.5 billion Buckeye Tobacco Settlement Financing Authority offering in October 2007. The Michigan Funds also purchased tobacco bonds.

In addition, we purchased a number of higher-quality water and sewer bonds and general obligation (GO) issues in both states. In Michigan, the GOs centered on school districts that we considered good underlying credits, mainly in the central and western areas of Michigan, as we continued to deemphasize issuers in the Detroit area. NUM and NZW also added a tax appropriation issue. In the Ohio Funds, we purchased an electric utility offering and several AAA rated housing credits backed by the Government National Mortgage Association (GNMA).

The Funds also added exposure to the short end of the yield curve by purchasing small positions in auction rate bonds. Because of their extremely short durations, auction rate securities traditionally have been far more popular with money market fund managers than with municipal bond fund managers. However, demand for these issues evaporated when the credit markets became relatively illiquid, and their yields rose to unprecedented levels. As a result, we saw an opportunity to buy these bonds at attractive yields.

To generate cash for purchases, we selectively sold holdings with shorter durations(1), including shorter-dated pre-refunded(2) bonds. Selling shorter duration bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profiles. We also took advantage of strong bids to sell bonds that were attractive to the retail market. In addition, some of our new purchases were funded with proceeds from bond calls. The Ohio Funds also found opportunities to sell holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

As part of our disciplined approach to duration management, we used inverse floating rate securities(3), a type of derivative financial instrument, in all of the Michigan and Ohio Funds. Inverse floaters typically provide the dual benefit of bringing the Funds' durations closer to our strategic target and enhancing their income-generation capabilities. During this period, we found it advantageous to terminate some of the inverse floating rate securities in each of these Funds, although all of the Funds continued to use inverse floaters as of July 31, 2008.

NMP, NUO, NXI, NBJ and NVJ also used additional types of derivative financial instruments to help us manage their common share net asset value (NAV) volatility without having a negative impact on their income streams or common share dividends over the short term and to lengthen duration.



(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Common Share Net Asset Value*
For periods ended 7/31/08

Michigan Funds                              1-Year       5-Year      10-Year
NUM                                         -0.43%        4.63%        5.09%
NMP                                         -0.36%        4.47%        5.08%
NZW                                         -1.95%        4.84%        N/A

Lipper Michigan
Municipal Debt Funds
Average(4)                                  -2.32%        4.46%        5.09%

Lehman Brothers
Municipal
Bond Index(5)                                2.83%        4.34%        4.91%

Ohio Funds
NUO                                         -0.26%        4.34%        4.90%
NXI                                          0.83%        5.25%        N/A
NBJ                                         -0.51%        5.01%        N/A
NVJ                                          0.95%        5.33%        N/A

Lipper Other States
Municipal Debt Funds
Average(6)                                  -1.16%        4.76%        4.92%

Lehman Brothers
Municipal
Bond Index(5)                                2.83%        4.34%        4.91%

For the twelve months ended July 31, 2008, the total returns on common share NAV for all three of the Michigan Funds as well as the four Ohio Funds exceeded the average returns for the Lipper Michigan peer group and the Lipper Other States peer group, respectively. At the same time, the Funds underperformed the return on the national Lehman Brothers Municipal Bond Index. Shareholders should note the Lipper Other States Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index include bonds from states not covered in this report, which may make direct comparisons between the funds and these benchmarks less meaningful.

One of the factors impacting the performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index was the use of financial leverage. While leverage offers opportunities for additional income and total returns for common shareholders, the benefits provided by leveraging are influenced by the general price movements of the bonds in each Fund's portfolio. During this period, as the yields on



*Annualized.

Past performance is not
predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Michigan Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 7; 5 years, 7; and 10 years, 4. Fund and Lipper returns assume reinvestment of dividends.

(5) The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

(6) The Lipper Other State Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 46; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends. Shareholders of the Ohio Funds should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

longer-term bonds rose and their prices correspondingly fell, declining valuations had a negative effect on performance that was magnified by the use of leverage. In addition, the Funds' borrowing costs remained relatively high, negatively impacting their common share total returns. In the turbulent market environment of the past twelve months, the impact of any valuation change in the Funds' holdings - whether positive or negative - was magnified by the use of leverage.

Other key factors that influenced the Funds' returns included yield curve and duration positioning, the use of derivatives, credit exposure and sector allocations and holdings of bonds backed by lower-rated municipal bond insurers.

Given the changes in the interest rate environment, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than ten years, especially those maturing in approximately three to five years, benefited the most. As a result, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (twenty-two years and longer) posting the worst returns. Overall, the duration positioning of the four Ohio Funds was a net positive for performance during this period. Although the Funds were underexposed to the outperforming shorter maturity categories, this was generally offset by their heavier allocations to the intermediate part of the yield curve, which performed relatively well, and lower weightings in the underperforming long part of the curve. Among the Michigan Funds, the duration story for NMP was generally the same as that for the four Ohio Funds. However, both NUM and especially NZW had less exposure to intermediate maturity bonds than NMP, which hurt their performances.

As mentioned earlier, NMP, NUO, NXI, NBJ, and NVJ used derivative financial instruments during this period to synthetically extend duration and move them closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive impact on the return performance of these five Funds, especially NXI and NVJ, which had established larger derivative positions. This positive impact was attributable to the fact that the derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed very well.

On the other hand, the inverse floaters used by the Michigan and Ohio Funds generally had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. All of the inverse floaters benefited these Funds by helping to support their income streams.

Because risk-averse investors generally sought higher quality investments as the disruptions in the financial and housing markets deepened, bonds rated BBB or below typically posted poor returns. As of July 31, 2008, NUM and NMP had allocated approximately 6% and 7%, respectively, of their portfolios to bonds rated BBB and lower, while NZW had an allocation of 12% to the lower credit quality categories and non-rated bonds. Among the Ohio Funds, exposures to the lower-rated bonds ranged from approximately 9% and 8% in NUO and NVJ, respectively, to 11% in NXI and 16% in NBJ.

In general, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and especially the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. Next to the industrial development revenue sector, zero coupon bonds were among the worst performing categories in the municipal market, and the Funds were negatively impacted by their holdings of longer maturity zero coupon credits. The housing sector also performed poorly, as did lower-rated bonds backed by the 1998 master tobacco settlement agreement, which comprised less than 1% of the Michigan Funds' portfolios and approximately 3% of the Ohio Funds as of July 31, 2008.

Sectors of the market that generally made positive contributions to the Funds' performances included general obligation bonds, water and sewer, electric utilities and special tax issues. Pre-refunded bonds also performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these Funds, NUM, NXI, and NVJ held the heaviest weightings of advance refunded bonds. Some of the Funds also continued to see positive contributions from pre-refunding activity, which benefited them through price appreciation and enhanced credit quality.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AMBAC, FGIC, MBIA, RAAI and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on "negative outlook" or "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies--especially those bonds with weaker underlying credits--declined, detracting from the Funds' performance. However, on the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category, and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to refund the auction preferred shares, and have made progress in these efforts, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding ARPS, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

On August 7, 2008, four municipal funds (none of which are included in this shareholder report) issued par redemption notices for all outstanding shares of their ARPS totaling $569.9 million. These redemptions were achieved through the issuance of Variable Rate Demand Preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. While this strategy continued to provide incremental income, the extent of this benefit was reduced to some degree by the borrowing costs associated with leverage, which remained relatively high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields than the maturing or called bonds. These factors resulted in one monthly dividend reduction in each of the Michigan and Ohio Funds over the twelve-month period ended July 31, 2008.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2007 as follows:

                                   Short-Term Capital Gains
          Long-Term Capital Gains    and/or Ordinary Income
                      (per share)               (per share)

NUM                       $0.0987                   $0.0043
NMP                       $0.0729                   $0.0012
NZW                       $0.0727                        --
NUO                       $0.0666                   $0.0008
NXI                       $0.0942                        --
NBJ                       $0.0585                   $0.0008
NVJ                       $0.0613                        --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2008, all of the Michigan and Ohio Funds in this report had positive UNII balances for tax purposes. NUO, NXI and NVJ had positive UNII balances while all of the Michigan Funds and NBJ had negative UNII balances for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end funds approved a program, under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the twelve-month reporting period.

As of July 31, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                              7/31/08          Twelve-Month Average
                             Discount                      Discount

NUM                           -12.81%                       -10.07%
NMP                           -10.74%                        -9.88%
NZW                            -4.24%                        -5.61%
NUO                           -10.90%                        -9.93%
NXI                           -10.39%                        -8.64%
NBJ                           -10.81%                        -8.60%
NVJ                            -9.91%                        -6.88%

NUM
Performance
OVERVIEW

Nuveen Michigan
Quality Income
Municipal Fund, Inc.
                               as of July 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               42%
AA                                46%
A                                  6%
BBB                                4%
BB or Lower                        1%
N/R                                1%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Aug                            0.059
Sep                            0.059
Oct                           0.0555
Nov                           0.0555
Dec                           0.0555
Jan                           0.0555
Feb                           0.0555
Mar                           0.0555
Apr                           0.0555
May                           0.0555
Jun                           0.0555
Jul                           0.0555

Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       14.03
                              14.11
                              13.88
                              13.4
                              13.66
                              13.799
                              14.4
                              14.132
                              13.7
                              13.8
                              13.5875
                              13.5
                              13.57
                              13.49
                              13.32
                              13.05
                              12.64
                              12.76
                              12.95
                              13.24
                              12.76
                              12.8
                              12.89
                              13.46
                              13.55
                              13.4
                              13.53
                              13.66
                              13.65
                              13.02
                              12.88
                              12.45
                              12.86
                              12.67
                              12.49
                              12.799
                              12.99
                              13.1
                              13.07
                              13.14
                              13.2
                              13.3301
                              13.32
                              13.38
                              13.34
                              13.22
                              13.06
                              12.71
                              12.56
                              12.6
                              12.75
                              12.61
                              12.62
                              12.3601
7/31/08                       12.32


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.32
------------------------------------
Common Share
Net Asset Value               $14.13
------------------------------------
Premium/(Discount) to NAV    -12.81%
------------------------------------
Market Yield                   5.41%
------------------------------------
Taxable-Equivalent Yield(2)    7.85%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $165,525
------------------------------------
Average Effective
Maturity on Securities (Years) 14.32
------------------------------------
Leverage-Adjusted Duration     10.49
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -7.77%        -0.43%
------------------------------------
5-Year          1.55%         4.63%
------------------------------------
10-Year         2.86%         5.09%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         35.7%
------------------------------------
U.S. Guaranteed                23.1%
------------------------------------
Tax Obligation/Limited         11.2%
------------------------------------
Utilities                       9.9%
------------------------------------
Water and Sewer                 6.4%
------------------------------------
Health Care                     6.3%
------------------------------------
Other                           7.4%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.1030 per share.

NMP
Performance
OVERVIEW

Nuveen Michigan Premium
Income Municipal
Fund, Inc.
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               31%
AA                                44%
A                                 18%
BBB                                4%
BB or Lower                        2%
N/R                                1%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                            0.058
Sep                            0.055
Oct                            0.055
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.88
                              13.75
                              13.34
                              13.3
                              13.4
                              13.5
                              13.87
                              13.75
                              13.57
                              13.61
                              13.61
                              13.6
                              13.54
                              13.4
                              13.19
                              12.9
                              12.49
                              12.51
                              12.75
                              12.94
                              12.73
                              12.6
                              12.72
                              13.36
                              13.3999
                              13.239
                              13.39
                              13.349
                              13.39
                              12.7601
                              12.68
                              12.42
                              12.54
                              12.39
                              12.35
                              12.57
                              12.74
                              12.794
                              12.78
                              12.74
                              12.8
                              12.9599
                              12.9
                              13.08
                              13.05
                              13.03
                              12.88
                              12.46
                              12.52
                              12.62
                              12.63
                              12.7
                              12.58
                              12.21
7/31/08                       12.38


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.38
------------------------------------
Common Share
Net Asset Value               $13.87
------------------------------------
Premium/(Discount) to NAV    -10.74%
------------------------------------
Market Yield                   5.33%
------------------------------------
Taxable-Equivalent Yield(2)    7.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $107,488
------------------------------------
Average Effective
Maturity on Securities (Years) 15.65
------------------------------------
Leverage-Adjusted Duration     10.22
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.09%        -0.36%
------------------------------------
5-Year          2.82%         4.47%
------------------------------------
10-Year         4.32%         5.08%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
Tax Obligation/General         35.1%
------------------------------------
Tax Obligation/Limited         14.8%
------------------------------------
U.S. Guaranteed                14.6%
------------------------------------
Water and Sewer                11.5%
------------------------------------
Utilities                      11.1%
------------------------------------
Other                          12.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)  Excluding derivative transactions.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0741 per share.

NZW
Performance
OVERVIEW

Nuveen Michigan
Dividend Advantage
Municipal Fund
                               as of July 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              40%
AA                               33%
A                                15%
BBB                               4%
BB or Lower                       2%
N/R                               6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Aug                           0.0615
Sep                           0.0585
Oct                           0.0585
Nov                           0.0585
Dec                           0.0585
Jan                           0.0585
Feb                           0.0585
Mar                           0.0585
Apr                           0.0585
May                           0.0585
Jun                           0.0585
Jul                           0.0585


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       15.1
                              15.01
                              15.15
                              15.15
                              15.19
                              15.15
                              14.74
                              14.41
                              14.01
                              14.14
                              14
                              14.09
                              13.76
                              13.87
                              13.66
                              13.327
                              12.98
                              13.01
                              13.2
                              13.44
                              13.36
                              13
                              12.99
                              13.71
                              13.68
                              13.76
                              13.8
                              13.61
                              13.94
                              13.5
                              12.99
                              12.48
                              12.82
                              12.7399
                              12.65
                              12.8
                              13.06
                              13.14
                              13.11
                              13.156
                              13.18
                              13.4
                              13.2
                              13.33
                              13.23
                              13.25
                              13.05
                              13
                              12.9
                              12.98
                              13.21
                              13.4
                              13.8
                              13.462
7/31/08                       13.0999


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.10
------------------------------------
Common Share
Net Asset Value               $13.68
------------------------------------
Premium/(Discount) to NAV     -4.24%
------------------------------------
Market Yield                   5.36%
------------------------------------
Taxable-Equivalent Yield(2)    7.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $28,285
------------------------------------
Average Effective
Maturity on Securities (Years) 17.00
------------------------------------
Leverage-Adjusted Duration     10.88
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -8.10%        -1.95%
------------------------------------
5-Year          2.81%         4.84%
------------------------------------
Since
Inception       3.66%         5.03%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         29.4%
------------------------------------
U.S. Guaranteed                14.8%
------------------------------------
Utilities                      11.9%
------------------------------------
Water and Sewer                11.4%
------------------------------------
Health Care                    11.2%
------------------------------------
Tax Obligation/Limited         10.6%
------------------------------------
Other                          10.7%
------------------------------------


(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0727 per share.

NUO
Performance
OVERVIEW

Nuveen Ohio
Quality Income
Municipal Fund, Inc.
                               as of July 31, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               39%
AA                                37%
A                                 15%
BBB                                5%
N/R                                4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                           0.0595
Sep                           0.0595
Oct                            0.055
Nov                            0.055
Dec                            0.055
Jan                            0.055
Feb                            0.055
Mar                            0.055
Apr                            0.055
May                            0.055
Jun                            0.055
Jul                            0.055

Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       14.5
                              14.57
                              14.43
                              14.14
                              14.65
                              14.54
                              14.76
                              14.68
                              14.56
                              14.4
                              14.44
                              14.27
                              14.27
                              14.24
                              14.22
                              13.79
                              13.73
                              13.63
                              13.79
                              14.1
                              13.62
                              13.48
                              13.64
                              14.34
                              14.43
                              14.3534
                              14.464
                              14.61
                              14.7
                              13.88
                              13.82
                              13.71
                              13.827
                              13.75
                              13.5899
                              14.0499
                              14.08
                              13.95
                              14
                              13.92
                              13.89
                              13.9334
                              13.98
                              13.93
                              13.94
                              13.9
                              13.65
                              13.54
                              13.53
                              13.53
                              13.6901
                              13.58
                              13.43
                              13.41
7/31/08                         13.4


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.40
------------------------------------
Common Share
Net Asset Value               $15.04
------------------------------------
Premium/(Discount) to NAV    -10.90%
------------------------------------
Market Yield                   4.93%
------------------------------------
Taxable-Equivalent Yield(2)    7.26%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $146,617
------------------------------------
Average Effective
Maturity on Securities (Years) 15.11
------------------------------------
Leverage-Adjusted Duration      9.43
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.18%        -0.26%
------------------------------------
5-Year          0.88%         4.34%
------------------------------------
10-Year         2.70%         4.90%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
Tax Obligation/General         26.2%
------------------------------------
U.S. Guaranteed                20.9%
------------------------------------
Health Care                    11.4%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Tax Obligation/Limited          8.3%
------------------------------------
Utilities                       6.4%
------------------------------------
Housing/Multifamily             4.9%
------------------------------------
Other                          11.8%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)  Excluding derivative transactions.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0674 per share.

NXI
Performance
OVERVIEW

Nuveen Ohio
Dividend Advantage
Municipal Fund
                               as of July 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               49%
AA                                31%
A                                  9%
BBB                                7%
BB or Lower                        1%
N/R                                3%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                            0.057
Sep                            0.057
Oct                            0.054
Nov                            0.054
Dec                            0.054
Jan                            0.054
Feb                            0.054
Mar                            0.054
Apr                            0.054
May                            0.054
Jun                            0.054
Jul                            0.054


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       14.2
                              14.352
                              13.88
                              13.43
                              13.714
                              13.78
                              14.19
                              14.2701
                              13.78
                              14
                              13.73
                              13.74
                              13.66
                              13.75
                              13.7
                              13.39
                              12.93
                              12.922
                              13.21
                              13.55
                              12.9901
                              12.9
                              13.18
                              13.66
                              13.72
                              13.55
                              13.82
                              13.76
                              13.85
                              13.26
                              13.544
                              13.14
                              13.26
                              13.17
                              12.96
                              13.26
                              13.22
                              13.38
                              13.35
                              13.34
                              13.33
                              13.55
                              13.35
                              13.37
                              13.42
                              13.47
                              13.15
                              12.97
                              12.88
                              13
                              12.98
                              12.99
                              12.76
                              12.84
7/31/08                       12.77

FUND SNAPSHOT
------------------------------------
Common Share Price            $12.77
------------------------------------
Common Share
Net Asset Value               $14.25
------------------------------------
Premium/(Discount) to NAV    -10.39%
------------------------------------
Market Yield                   5.07%
------------------------------------
Taxable-Equivalent Yield(2)    7.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $60,475
------------------------------------
Average Effective
Maturity on Securities (Years) 14.20
------------------------------------
Leverage-Adjusted Duration      8.95
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.21%         0.83%
------------------------------------
5-Year          3.50%         5.25%
------------------------------------
Since
Inception       3.49%         5.80%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
U.S. Guaranteed                31.0%
------------------------------------
Tax Obligation/General         18.0%
------------------------------------
Tax Obligation/Limited          9.3%
------------------------------------
Utilities                       7.7%
------------------------------------
Health Care                     7.5%
------------------------------------
Education and Civic
   Organizations                7.4%
------------------------------------
Housing/Multifamily             5.2%
------------------------------------
Other                          13.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)  Excluding derivative transactions.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0942 per share.

NBJ
Performance
OVERVIEW

Nuveen Ohio
Dividend Advantage
Municipal Fund 2
                               as of July 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               32%
AA                                36%
A                                 16%
BBB                               11%
BB or Lower                        1%
N/R                                4%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                           0.0565
Sep                           0.0565
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       13.5
                              13.75
                              13.54
                              13.11
                              13.3
                              13.38
                              13.99
                              13.63
                              13.6
                              13.39
                              13.42
                              13.8
                              13.56
                              13.36
                              13.4
                              13.25
                              12.55
                              12.65
                              13.25
                              13.21
                              12.69
                              12.51
                              12.72
                              13.3
                              13.42
                              13.78
                              13.4
                              13.6
                              13.66
                              12.89
                              13
                              12.95
                              13.12
                              12.89
                              12.67
                              13.04
                              12.9696
                              12.91
                              13.07
                              13.14
                              13.07
                              13.18
                              13.06
                              12.99
                              13.05
                              13.26
                              12.82
                              12.66
                              12.73
                              12.61
                              12.6
                              12.61
                              12.47
                              12.3699
7/31/08                       12.37


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.37
------------------------------------
Common Share
Net Asset Value               $13.87
------------------------------------
Premium/(Discount) to NAV    -10.81%
------------------------------------
Market Yield                   5.14%
------------------------------------
Taxable-Equivalent Yield(2)    7.57%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $43,286
------------------------------------
Average Effective
Maturity on Securities (Years) 15.98
------------------------------------
Leverage-Adjusted Duration      9.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.46%        -0.51%
------------------------------------
5-Year          2.76%         5.01%
------------------------------------
Since
Inception       2.76%         5.16%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
Tax Obligation/General         27.5%
------------------------------------
U.S. Guaranteed                15.8%
------------------------------------
Health Care                    14.9%
------------------------------------
Tax Obligation/Limited         11.3%
------------------------------------
Utilities                       7.9%
------------------------------------
Education and Civic
   Organizations                7.8%
------------------------------------
Industrials                     5.8%
------------------------------------
Other                           9.0%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)  Excluding derivative transactions.

(4) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0593 per share.

NVJ
Performance
OVERVIEW

Nuveen Ohio
Dividend Advantage
Municipal Fund 3
                               as of July 31, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed               55%
AA                                22%
A                                 15%
BBB                                5%
BB or Lower                        1%
N/R                                2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(4)
Aug                           0.0595
Sep                           0.0595
Oct                           0.0555
Nov                           0.0555
Dec                           0.0555
Jan                           0.0555
Feb                           0.0555
Mar                           0.0555
Apr                           0.0555
May                           0.0555
Jun                           0.0555
Jul                           0.0555


Line Chart:
Common Share Price Performance -- Weekly Closing Price
8/01/07                       14.45
                              14.55
                              14.34
                              14
                              13.8433
                              14.35
                              14.45
                              14.29
                              14.1
                              14.16
                              14.15
                              14.03
                              14.06
                              13.93
                              14
                              13.88
                              13.5
                              13.7
                              13.45
                              13.76
                              13.6
                              13.1999
                              13.4
                              13.9
                              14.12
                              14.23
                              14.13
                              14.4
                              14.42
                              13.85
                              13.7
                              13.5
                              13.78
                              13.48
                              13.178
                              13.5038
                              13.7
                              13.58
                              13.65
                              13.55
                              13.67
                              13.651
                              13.81
                              13.81
                              13.57
                              13.76
                              13.65
                              13.55
                              13.35
                              13.35
                              13.2499
                              13.18
                              12.9
                              12.83
7/31/08                       12.91


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.91
------------------------------------
Common Share
Net Asset Value               $14.33
------------------------------------
Premium/(Discount) to NAV     -9.91%
------------------------------------
Market Yield                   5.16%
------------------------------------
Taxable-Equivalent Yield(2)    7.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $30,941
------------------------------------
Average Effective
Maturity on Securities (Years) 12.87
------------------------------------
Leverage-Adjusted Duration     10.10
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -5.13%         0.95%
------------------------------------
5-Year          3.37%         5.33%
------------------------------------
Since
Inception       3.21%         5.60%
------------------------------------

INDUSTRIES
(as a % of total investments)(3)
------------------------------------
U.S. Guaranteed                32.2%
------------------------------------
Tax Obligation/General         20.8%
------------------------------------
Tax Obligation/Limited         14.1%
------------------------------------
Health Care                     8.6%
------------------------------------
Utilities                       5.2%
------------------------------------
Education and Civic
   Organizations                4.2%
------------------------------------
Other                          14.9%
------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3)  Excluding derivative transactions.

(4) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0613 per share.

Report of
  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the "Funds"), as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 22, 2008

NUM
Nuveen Michigan Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                   July 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       1,500   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement      6/18 at 100.00        N/R       $  1,421,985
                 Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.3% (4.1% OF TOTAL INVESTMENTS)

          700   Chandler Park Academy, Michigan, Public School Academy Charter        11/15 at 100.00        BBB            578,914
                 School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        1,685   Michigan Higher Education Facilities Authority, Limited Obligation     9/11 at 100.00        Aa3          1,789,066
                 Revenue Refunding Bonds, Kettering University, Series 2001,
                 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,         No Opt. Call         AA          1,519,770
                 Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,       9/12 at 100.00         AA            910,700
                 Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,115   Michigan Technological University, General Revenue Bonds,             10/13 at 100.00         AA          1,142,964
                 Series 2004A, 5.000%, 10/01/22 - MBIA Insured

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                      11/09 at 101.00        AA-          3,563,050
        1,000    5.125%, 11/15/29 - FGIC Insured                                      11/09 at 101.00        AA-          1,006,030

------------------------------------------------------------------------------------------------------------------------------------
       10,430   Total Education and Civic Organizations                                                                  10,510,494
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.7% (6.3% OF TOTAL INVESTMENTS)

        2,900   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood          7/17 at 100.00          A          2,528,858
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

        2,700   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,     8/08 at 101.00        BB-          2,283,417
                 Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00       BBB+          1,012,090
                 Refunding Bonds, Memorial Healthcare Center Obligated Group,
                 Series 1999, 5.875%, 11/15/21

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Chelsea Community Hospital, Series 2005:
        1,025    5.000%, 5/15/30                                                       5/15 at 100.00        BBB            881,152
          500    5.000%, 5/15/37                                                       5/15 at 100.00        BBB            410,665

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00       Baa3          1,317,810
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue      11/11 at 100.00         AA          5,511,053
                 Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue Bonds,              No Opt. Call        AA+          2,058,383
                 Series 1991, 0.000%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
       17,320   Total Health Care                                                                                        16,003,428
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.3% (1.5% OF TOTAL INVESTMENTS)

        2,675   Michigan Housing Development Authority, FNMA Limited Obligation       12/20 at 101.00        AAA          2,523,167
                 Multifamily Housing Revenue Bonds, Parkview Place Apartments,
                 Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)

          215   Michigan Housing Development Authority, Rental Housing Revenue         4/09 at 101.00         AA            193,014
                 Bonds, Series 1999A, 5.300%, 10/01/37 - MBIA Insured
                 (Alternative Minimum Tax)


                                       22

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,300   Michigan Housing Development Authority, Rental Housing Revenue         7/15 at 100.00        AAA       $  1,165,580
                 Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,190   Total Housing/Multifamily                                                                                 3,881,761
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00        N/R            848,190
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25

          200   Michigan Strategic Fund, Limited Obligation Revenue Refunding          7/09 at 100.00        BBB            183,402
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        1,200   Total Long-Term Care                                                                                      1,031,592
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        1,250   Dickinson County Economic Development Corporation, Michigan,          11/14 at 100.00        BBB          1,120,425
                 Pollution Control Revenue Bonds, International Paper Company,
                 Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 55.0% (35.7% OF TOTAL INVESTMENTS)

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,             5/12 at 100.00        AA-          1,015,630
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25

                Anchor Bay School District, Macomb and St. Clair Counties,
                Michigan, Unlimited Tax General Obligation Refunding Bonds,
                Series 2001:
        2,500    5.000%, 5/01/21                                                       5/11 at 100.00        AA-          2,553,500
        3,200    5.000%, 5/01/29                                                       5/11 at 100.00        AA-          3,211,968

        1,320   Bridgeport Spaulding Community School District, Saginaw County,        5/12 at 100.00        AA-          1,426,748
                 Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16

        2,110   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/13 at 100.00        AA-          2,227,801
                 Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20

        1,000   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/15 at 100.00         AA          1,015,370
                 Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 -
                 MBIA Insured

        1,054   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/17 at 100.00         AA            840,755
                 Michigan, General Obligation Bonds, Tender Option Bond
                 Trust 2008-1096, 8.326%, 5/01/32 - MBIA Insured (IF)

        2,000   Detroit City School District, Wayne County, Michigan, General            No Opt. Call        AA-          2,274,720
                 Obligation Bonds, Series 2002A, 6.000%, 5/01/19 - FGIC Insured

        1,195   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,           4/14 at 100.00         AA          1,187,352
                 5.250%, 4/01/24 - AMBAC Insured

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        8,900    0.000%, 12/01/25                                                        No Opt. Call        AAA          3,667,868
        3,000    0.000%, 12/01/26                                                        No Opt. Call        AAA          1,164,270
        5,305    0.000%, 12/01/29                                                        No Opt. Call        AAA          1,730,756

        1,700   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,         9/17 at 100.00         AA          1,728,475
                 5.000%, 9/01/27 - MBIA Insured

        1,400   Howell Public Schools, Livingston County, Michigan, General           11/13 at 100.00        AA-          1,441,216
                 Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,065   Jackson Public Schools, Jackson County, Michigan, General              5/14 at 100.00        AAA          1,094,362
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

        1,935   Kalamazoo Public Schools, Michigan, General Obligation Bonds,          5/16 at 100.00        AAA          1,983,569
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

        2,505   Lincoln Consolidated School District, Washtenaw and Wayne              5/16 at 100.00         AA          2,548,286
                 Counties, Michigan, General Obligation Bonds, Series 2006,
                 5.000%, 5/01/25 - MBIA Insured

        2,810   Livonia Public Schools, Wayne County, Michigan, General                5/14 at 100.00         AA          2,902,561
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA Insured

          865   Lowell Area Schools, Counties of Ionia and Kent, Michigan, General     5/17 at 100.00        AAA            862,319
                 Obligation Bonds, Series 2007, 5.000%, 5/01/37 - FSA Insured


                                       23

NUM
Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,500   Marshall Public Schools, Calhoun County, Michigan, General             5/17 at 100.00        AA-       $  1,495,935
                 Obligation Bonds, Series 2007, 5.000%, 5/01/30 - XLCA Insured

        2,100   Michigan Municipal Bond Authority, General Obligation Bonds,           6/15 at 100.00        AAA          2,202,333
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        4,000   Michigan, General Obligation Bonds, Environmental Protection           5/13 at 100.00        AA-          4,230,600
                 Program, Series 2003A, 5.250%, 5/01/20

        2,500   Montrose School District, Michigan, School Building and Site             No Opt. Call         AA          2,847,225
                 Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation              7/11 at 100.00        AA-          1,108,558
                 Wastewater Management System 2 Revenue Bonds, Series 2002,
                 5.000%, 7/01/26 - FGIC Insured

        1,000   Oakland County Building Authority, Michigan, General Obligation        9/11 at 100.00        AAA          1,037,880
                 Bonds, Series 2002, 5.125%, 9/01/22

        2,250   Oakland Intermediate School District, Oakland County, Michigan,        5/17 at 100.00        AAA          2,256,165
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/36 -
                 FSA Insured

        1,595   Oakridge Public Schools, Muskegon County, Michigan, General            5/15 at 100.00         AA          1,649,310
                 Obligation Bonds, Series 2005, 5.000%, 5/01/22 - MBIA Insured

                Ottawa County, Michigan, Water Supply System, General Obligation
                Bonds, Series 2007:
        4,330    5.000%, 8/01/26 - MBIA Insured                                        8/17 at 100.00        Aa1          4,418,072
        1,120    5.000%, 8/01/30 - MBIA Insured                                        8/17 at 100.00        Aa1          1,125,645

          785   Parchment School District, Kalamazoo County, Michigan, General         5/17 at 100.00        AAA            627,058
                 Obligation Bonds, Tender Option Bond Trust 2836,
                 10.116%, 5/01/36 - FSA Insured (IF)

        4,340   Plymouth-Canton Community School District, Wayne and                   5/14 at 100.00        AA-          4,380,666
                 Washtenaw Counties, Michigan, General Obligation Bonds,
                 Series 2004, 5.000%, 5/01/26 - FGIC Insured

        4,200   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AA          4,327,638
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        1,000   Rockford Public Schools, Kent County, Michigan, General                5/18 at 100.00        AAA          1,001,450
                 Obligation Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured

        3,175   South Redford School District, Wayne County, Michigan,                 5/15 at 100.00         AA          3,178,366
                 General Obligation Bonds, School Building and Site, Series 2005,
                 5.000%, 5/01/30 - MBIA Insured

        1,655   Southfield Library Building Authority, Michigan, General               5/15 at 100.00        AA+          1,681,397
                 Obligation Bonds, Series 2005, 5.000%, 5/01/26 - MBIA Insured

        2,200   Thornapple Kellogg School District, Barry County, Michigan,            5/17 at 100.00         AA          2,187,724
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

        2,000   Trenton Public Schools District, Michigan, General Obligation          5/18 at 100.00        AAA          1,999,840
                 Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured

        2,275   Troy City School District, Oakland County, Michigan, General           5/16 at 100.00         AA          2,387,590
                 Obligation Bonds, Series 2006, 5.000%, 5/01/19 - MBIA Insured

        1,575   Van Dyke Public Schools, Macomb County, Michigan, General              5/18 at 100.00        AAA          1,570,039
                 Obligation Bonds, School Building and Site, Series 2008,
                 5.000%, 5/01/38 - FSA Insured

        5,000   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00         AA          5,062,150
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                 Series 2001A, 5.000%, 12/01/21 - MBIA Insured

        3,350   Wayne Westland Community Schools, Michigan, General Obligation        11/14 at 100.00        AAA          3,556,662
                 Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

        1,725   Williamston Community School District, Michigan, Unlimited Tax           No Opt. Call         AA          1,892,705
                 General Obligation QSBLF Bonds, Series 1996,
                 5.500%, 5/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       99,639   Total Tax Obligation/General                                                                             91,102,534
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.3% (11.2% OF TOTAL INVESTMENTS)

        1,000   Grand Rapids Building Authority, Kent County, Michigan, Limited          No Opt. Call         AA          1,085,000
                 Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,345   Grand Rapids Building Authority, Kent County, Michigan, Limited       10/11 at 100.00         AA       $  1,364,395
                 Tax General Obligation Bonds, Series 2001, 5.125%, 10/01/26 -
                 MBIA Insured

                Michigan Building Authority, Revenue Bonds, Series 2006IA:
        7,000    0.000%, 10/15/27 - FGIC Insured                                       10/16 at 58.27        AAA          2,345,490
        6,200    0.000%, 10/15/28 - FGIC Insured                                       10/16 at 55.35        AAA          1,944,444
        4,440    5.000%, 10/15/36 - FGIC Insured                                      10/16 at 100.00         A+          4,283,579

           40   Michigan Municipal Bond Authority, Local Government Loan              11/08 at 100.00        Aa3             40,144
                 Program Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12

        2,135   Michigan State Building Authority, Revenue Bonds, Facilities          10/15 at 100.00         AA          2,101,758
                 Program, Series 2005II, 5.000%, 10/15/33 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,100    5.000%, 10/15/22 - MBIA Insured                                      10/13 at 100.00         AA          5,228,724
        5,000    5.000%, 10/15/23 - MBIA Insured                                      10/13 at 100.00         AA          5,112,200

        3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002,         10/12 at 100.00        AAA          3,687,075
                 5.250%, 10/01/21 - FSA Insured

        5,500   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+          1,348,820
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,260   Total Tax Obligation/Limited                                                                             28,541,629
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding          7/12 at 100.00         AA            972,100
                 Bonds, Series 2002, 5.250%, 7/01/21 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 35.7% (23.1% OF TOTAL INVESTMENTS) (4)

        2,190   Anchor Bay School District, Macomb and St. Clair Counties,             5/09 at 100.00    AA- (4)          2,261,898
                 Michigan, General Obligation Bonds, Series 1999I,
                 6.000%, 5/01/29 (Pre-refunded 5/01/09) - FGIC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,          10/12 at 100.50        AAA          1,302,276
                 5.000%, 10/01/20 (Pre-refunded 10/01/12)

          935   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue        7/13 at 100.00        AAA          1,015,634
                 Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) -
                 FSA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        3,400    5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured                 7/11 at 101.00     A+ (4)          3,711,814
          770    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                 7/11 at 100.00     A+ (4)            822,799
          730    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                 7/11 at 100.00     A+ (4)            782,604

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2003A:
        4,025    5.000%, 7/01/24 (Pre-refunded 7/01/13) - MBIA Insured                 7/13 at 100.00     AA (4)          4,372,116
        1,500    5.000%, 7/01/25 (Pre-refunded 7/01/13) - MBIA Insured                 7/13 at 100.00     AA (4)          1,629,360

        1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,             1/10 at 101.00        Aaa          1,062,330
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

        1,085   Freeland Community School District, Saginaw, Midland and Bay           5/10 at 100.00    AA- (4)          1,141,181
                 Counties, Michigan, General Obligation Bonds, Series 2000,
                 5.250%, 5/01/19 (Pre-refunded 5/01/10)

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,               5/12 at 100.00    AA- (4)          2,149,460
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24
                 (Pre-refunded 5/01/12)

        1,790   Lansing Building Authority, Michigan, General Obligation Bonds,        6/13 at 100.00    AA+ (4)          1,942,508
                 Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) -
                 MBIA Insured

        3,880   Mayville Community Schools, Tuscola County, Michigan,                 11/14 at 100.00    AA- (4)          4,246,815
                 General Obligation Bonds, School Building and Site Project,
                 Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) -
                 FGIC Insured

          250   Michigan South Central Power Agency, Power Supply System                 No Opt. Call     A3 (4)            270,600
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Ascension Health Credit Group, Series 1999A:
        1,000    6.125%, 11/15/23 (Pre-refunded 11/15/09) - MBIA Insured              11/09 at 101.00        AAA          1,056,800
          500    6.125%, 11/15/26 (Pre-refunded 11/15/09)                             11/09 at 101.00        AAA            528,400


                                       25

NUM
Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       5,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00     A1 (4)       $  5,276,100
                 Henry Ford Health System, Series 1999A, 6.000%, 11/15/24
                 (Pre-refunded 11/15/09)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue            3/13 at 100.00     A1 (4)          1,648,650
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mt. Clemens Corporation Obligated Group,
                Series 1999A:
        3,385    5.750%, 5/15/17 (Pre-refunded 5/15/09) - MBIA Insured                 5/09 at 101.00     AA (4)          3,514,205
          500    5.750%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured                 5/09 at 101.00     AA (4)            519,085

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00      A (4)          1,056,800
                 Refunding Bonds, OSF Healthcare System, Series 1999,
                 6.125%, 11/15/19 (Pre-refunded 11/15/09)

        3,460   Michigan State Hospital Finance Authority, Hospital Revenue            9/08 at 101.00        Aaa          3,479,722
                 Refunding Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured (ETM)

        1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                  11/11 at 100.00        AAA          1,070,450
                 5.000%, 11/01/25 (Pre-refunded 11/01/11) - FSA Insured

        2,000   Michigan, Certificates of Participation, Series 2000,                  6/10 at 100.00     AA (4)          2,116,600
                 5.500%, 6/01/27 (Pre-refunded 6/01/10) - AMBAC Insured

          700   Muskegon Heights, Muskegon County, Michigan, Water Supply             11/10 at 100.00     A2 (4)            750,421
                 System Revenue Bonds, Series 2000A, 5.625%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

        1,125   Puerto Rico Highway and Transportation Authority, Highway              7/10 at 101.00   BBB+ (4)          1,210,376
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded 7/01/10)

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
           85    6.000%, 8/01/26 (ETM)                                                   No Opt. Call   BBB- (4)             97,258
          915    6.000%, 8/01/26 (ETM)                                                   No Opt. Call        AAA          1,046,952

        4,100   Puerto Rico, Highway Revenue Bonds, Highway and                        7/16 at 100.00        Aaa          4,679,330
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36
                 (Pre-refunded 7/01/16)

        1,000   Rochester Community School District, Oakland and Macomb                5/10 at 100.00    AA- (4)          1,060,310
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC Insured

        2,100   Romulus Community Schools, Wayne County, Michigan,                     5/09 at 100.00    AA- (4)          2,165,058
                 Unlimited Tax General Obligation School Building and Site Bonds,
                 Series 1999, 5.750%, 5/01/25 (Pre-refunded 5/01/09) -
                 FGIC Insured

        1,050   Warren Consolidated School District, Macomb and Oakland               11/11 at 100.00        AAA          1,136,142
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 (Pre-refunded 11/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       55,175   Total U.S. Guaranteed                                                                                    59,124,054
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.3% (9.9% OF TOTAL INVESTMENTS)

        5,000   Lansing Board of Water and Light, Michigan, Steam and Electric         7/18 at 100.00        AA-          5,019,200
                 Utility System Revenue Bonds, Series 2008A, 5.000%, 7/01/32

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion                1/12 at 100.00         AA          3,031,590
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 - AMBAC Insured

        3,225   Michigan South Central Power Agency, Power Supply System                 No Opt. Call         A3          3,361,160
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation             9/09 at 102.00         AA            906,600
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation             9/11 at 100.00         A-          4,020,040
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        2,000   Michigan Strategic Fund, Limited Obligation Pollution Control            No Opt. Call        Aa3          2,031,200
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding            No Opt. Call         AA          4,288,010
                 Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured


                                       26

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding         12/12 at 100.00       Baa1       $  2,705,610
                 Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                 XLCA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       24,855   Total Utilities                                                                                          25,363,410
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.9% (6.4% OF TOTAL INVESTMENTS)

        5,500   Detroit Water Supply System, Michigan, Water Supply System             7/16 at 100.00        AAA          5,397,865
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue          No Opt. Call          A          1,558,845
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

          565   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue        7/13 at 100.00        AAA            587,159
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,500   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,      7/13 at 100.00         AA          1,484,745
                 Series 2003A, 5.000%, 7/01/25 - MBIA Insured

          675   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,           1/18 at 100.00        AA+            677,484
                 Series 2008, 5.000%, 1/01/38 (WI/DD, Settling 8/06/08)

        4,210   Michigan Municipal Bond Authority, Clean Water Revolving Fund         10/14 at 100.00        AAA          4,440,413
                 Revenue Bonds, Series 2004, 5.000%, 10/01/19

        1,150   Michigan Municipal Bond Authority, Drinking Water Revolving Fund      10/14 at 100.00        AAA          1,188,732
                 Revenue Bonds, Series 2004, 5.000%, 10/01/23

        1,000   Michigan Municipal Bond Authority, Water Revolving Fund Revenue       10/17 at 100.00        AAA          1,044,030
                 Bonds, Series 2007, 5.000%, 10/01/24
------------------------------------------------------------------------------------------------------------------------------------
       16,100   Total Water and Sewer                                                                                    16,379,273
------------------------------------------------------------------------------------------------------------------------------------
$     273,919   Total Investments (cost $253,402,970) - 154.3%                                                          255,452,685
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.5%                                                                      4,072,067
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.8)% (5)                                                    (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $165,524,752
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.8)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NMP
Nuveen Michigan Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.6% (0.3% OF TOTAL INVESTMENTS)

$         650   Michigan Tobacco Settlement Finance Authority, Tobacco                 6/18 at 100.00        N/R       $    616,193
                 Settlement Asset-Backed Revenue Bonds, Series 2008A,
                 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.6% OF TOTAL INVESTMENTS)

          440   Chandler Park Academy, Michigan, Public School Academy                11/15 at 100.00        BBB            363,889
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        2,000   Michigan Higher Education Student Loan Authority, Revenue              9/12 at 100.00         AA          1,821,400
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

        3,500   Wayne State University, Michigan, General Revenue Bonds,              11/09 at 101.00        AA-          3,521,105
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,940   Total Education and Civic Organizations                                                                   5,706,394
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.1% (3.4% OF TOTAL INVESTMENTS)

        1,800   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood          7/17 at 100.00          A          1,569,636
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Chelsea Community Hospital, Series 2005:
          425    5.000%, 5/15/25                                                       5/15 at 100.00        BBB            378,318
          150    5.000%, 5/15/30                                                       5/15 at 100.00        BBB            128,949

        1,005   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00       Baa3            882,933
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                       8/08 at 100.00        BB-          2,001,340
          500    6.500%, 8/15/18                                                       8/08 at 100.00        BB-            500,110

------------------------------------------------------------------------------------------------------------------------------------
        5,880   Total Health Care                                                                                         5,461,286
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.9% (4.7% OF TOTAL INVESTMENTS)

          905   Michigan Housing Development Authority, GNMA Collateralized            4/12 at 102.00        Aaa            842,573
                 Limited Obligation Multifamily Housing Revenue Bonds, Burkshire
                 Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                 (Alternative Minimum Tax)

        1,500   Michigan Housing Development Authority, Limited Obligation            10/08 at 100.00        AAA          1,501,530
                 Revenue Bonds, Breton Village Green Project, Series 1993,
                 5.625%, 10/15/18 - FSA Insured

        2,235   Michigan Housing Development Authority, Limited Obligation            10/08 at 100.00        AAA          2,280,214
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18 - FSA Insured

          800   Michigan Housing Development Authority, Rental Housing Revenue         7/15 at 100.00        AAA            717,280
                 Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

                Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
                Assisted Multifamily Housing Revenue Refunding Bonds, Clinton
                Place Project, Series 1992A:
          585    6.600%, 6/01/13                                                      12/08 at 100.00        AAA            586,129
        1,500    6.600%, 6/01/22                                                      12/08 at 100.00        AAA          1,541,025

------------------------------------------------------------------------------------------------------------------------------------
        7,525   Total Housing/Multifamily                                                                                 7,468,751
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.5% (0.3% OF TOTAL INVESTMENTS)

$         665   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00        N/R       $    564,046
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.8% (0.6% OF TOTAL INVESTMENTS)

        1,050   Dickinson County Economic Development Corporation, Michigan,          11/14 at 100.00        BBB            941,157
                 Pollution Control Revenue Bonds, International Paper Company,
                 Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 52.2% (35.1% OF TOTAL INVESTMENTS)

        1,475   Anchor Bay School District, Macomb and St. Clair Counties,            11/13 at 100.00        AA-          1,518,424
                 Michigan, General Obligation Bonds, Series 2003,
                 5.000%, 5/01/21

        2,500   Anchor Bay School District, Macomb and St. Clair Counties,             5/11 at 100.00        AA-          2,553,500
                 Michigan, Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.000%, 5/01/21

        2,250   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/15 at 100.00         AA          2,279,408
                 Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/26 - MBIA Insured

          682   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/17 at 100.00         AA            544,018
                 Michigan, General Obligation Bonds, Tender Option Bond
                 Trust 2008-1096, 8.326%, 5/01/32 - MBIA Insured (IF)

                Detroit City School District, Wayne County, Michigan, General
                Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                          No Opt. Call        AA-          2,067,793
          750    6.000%, 5/01/21 - FGIC Insured                                          No Opt. Call        AA-            854,033

        2,500   Detroit City School District, Wayne County, Michigan, General          5/13 at 100.00         AA          2,515,550
                 Obligation Bonds, Series 2003B, 5.000%, 5/01/23 - FGIC Insured

        2,665   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,           4/14 at 100.00         AA          2,647,944
                 5.250%, 4/01/24 - AMBAC Insured

        7,000   Detroit-Wayne County Stadium Authority, Michigan, Limited              8/08 at 101.00          A          6,806,310
                 Tax General Obligation Building Authority Stadium Bonds,
                 Series 1997, 5.250%, 2/01/27 - FGIC Insured

          860   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,         9/17 at 100.00         AA            884,630
                 5.000%, 9/01/24 - MBIA Insured

        1,650   Holly Area School District, Oakland County, Michigan, General          5/16 at 100.00         AA          1,658,778
                 Obligation Bonds, Series 2006, 5.125%, 5/01/32 - MBIA Insured

        2,000   Howell Public Schools, Livingston County, Michigan, General           11/13 at 100.00        AA-          2,056,520
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,250   Kalamazoo Public Schools, Michigan, General Obligation Bonds,          5/16 at 100.00        AAA          1,281,375
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

          500   Lansing School District, Ingham County, Michigan, General              5/14 at 100.00        AA-            515,320
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,000   Livonia Public Schools, Wayne County, Michigan, General                5/14 at 100.00         AA          1,032,940
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

          865   Lowell Area Schools, Counties of Ionia and Kent, Michigan,             5/17 at 100.00        AAA            862,319
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                 FSA Insured

          425   Marshall Public Schools, Calhoun County, Michigan, General             5/17 at 100.00        AA-            423,848
                 Obligation Bonds, Series 2007, 5.000%, 5/01/30 -
                 XLCA Insured

        1,000   Michigan Municipal Bond Authority, General Obligation Bonds,           6/15 at 100.00        AAA          1,048,730
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

                Michigan, General Obligation Bonds, Environmental Protection
                Program, Series 2003A:
        1,000    5.250%, 5/01/20                                                       5/13 at 100.00        AA-          1,057,650
        2,000    5.250%, 5/01/21                                                       5/13 at 100.00        AA-          2,104,660

        1,450   Oakland Intermediate School District, Oakland County,                  5/17 at 100.00        AAA          1,453,973
                 Michigan, General Obligation Bonds, Series 2007,
                 5.000%, 5/01/36 - FSA Insured

        3,500   Ottawa County, Michigan, Water Supply System, General                  8/17 at 100.00        Aa1          3,517,640
                 Obligation Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured

        1,100   Oxford Area Community Schools, Oakland and Lapeer Counties,            5/14 at 100.00        AAA          1,121,373
                 Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured


                                       29

NMP
Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         510   Parchment School District, Kalamazoo County, Michigan, General         5/17 at 100.00        AAA        $   407,388
                 Obligation Bonds, Tender Option Bond Trust 2836,
                 10.116%, 5/01/36 - FSA Insured (IF)

        1,000   Rockford Public Schools, Kent County, Michigan, General Obligation     5/15 at 100.00        AAA          1,014,220
                 Bonds, Series 2005, 5.000%, 5/01/27 - FSA Insured

        1,000   Rockford Public Schools, Kent County, Michigan, General Obligation     5/18 at 100.00        AAA          1,001,450
                 Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured

        1,100   Thornapple Kellogg School District, Barry County, Michigan,            5/17 at 100.00         AA          1,093,862
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

        1,500   Trenton Public Schools District, Michigan, General Obligation          5/18 at 100.00        AAA          1,499,880
                 Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured

        1,350   Van Dyke Public Schools, Macomb County, Michigan, General              5/18 at 100.00        AAA          1,345,748
                 Obligation Bonds, School Building and Site, Series 2008,
                 5.000%, 5/01/38 - FSA Insured

        2,830   Warren Consolidated School District, Macomb and Oakland                5/13 at 100.00        AA-          2,987,999
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20

                Wayne County, Michigan, Limited Tax General Obligation Airport
                Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                Series 2001A:
        1,500    5.500%, 12/01/18 - MBIA Insured                                      12/11 at 101.00         AA          1,592,280
        4,435    5.000%, 12/01/30 - MBIA Insured                                      12/11 at 101.00         AA          4,364,350

------------------------------------------------------------------------------------------------------------------------------------
       55,462   Total Tax Obligation/General                                                                             56,113,913
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 22.1% (14.8% OF TOTAL INVESTMENTS)

        2,880   Michigan Building Authority, Revenue Bonds, Series 2006IA,            10/16 at 100.00         A+          2,778,538
                 5.000%, 10/15/36 - FGIC Insured

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2001I:
        2,570    5.500%, 10/15/19                                                     10/11 at 100.00         A+          2,720,833
        6,500    5.000%, 10/15/24                                                     10/11 at 100.00         A+          6,582,030

        1,600   Michigan State Building Authority, Revenue Bonds, Facilities          10/15 at 100.00         AA          1,572,496
                 Program, Series 2005II, 5.000%, 10/15/30 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,000    5.000%, 10/15/22 - MBIA Insured                                      10/13 at 100.00         AA          5,126,200
        2,480    5.000%, 10/15/23 - MBIA Insured                                      10/13 at 100.00         AA          2,535,651

        1,500   Michigan, Comprehensive Transportation Revenue Refunding              11/11 at 100.00        AAA          1,566,360
                 Bonds, Series 2001A, 5.000%, 11/01/19 - FSA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+            858,340
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,030   Total Tax Obligation/Limited                                                                             23,740,448
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.7% (14.6% OF TOTAL INVESTMENTS) (4)

          915   Detroit, Michigan, Second Lien Sewerage Disposal System                7/15 at 100.00     AA (4)          1,004,826
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30
                 (Pre-refunded 7/01/15) - MBIA Insured

        1,385   Detroit, Michigan, Senior Lien Water Supply System Revenue             7/11 at 100.00     A+ (4)          1,479,969
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) -
                 FGIC Insured

        2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,             1/10 at 101.00        Aaa          2,124,660
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

          500   Lansing School District, Ingham County, Michigan, General              5/14 at 100.00    AA- (4)            544,845
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22
                 (Pre-refunded 5/01/14)

           75   Michigan South Central Power Agency, Power Supply System                 No Opt. Call     A3 (4)             81,180
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities          10/10 at 100.00     A+ (4)          1,595,385
                 Program, Series 2000I, 5.375%, 10/15/20 (Pre-refunded 10/15/10)

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue           11/09 at 101.00        AAA          2,642,000
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded 11/15/09)


                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       3,575   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    11/09 at 101.00     A1 (4)        $ 3,772,412
                 Henry Ford Health System, Series 1999A, 6.000%, 11/15/24
                 (Pre-refunded 11/15/09)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue            3/13 at 100.00     A1 (4)          1,648,650
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue            5/09 at 101.00     AA (4)          2,076,340
                 Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                 Group, Series 1999A, 5.750%, 5/15/29 (Pre-refunded 5/15/09) -
                 MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue           11/11 at 101.00     A+ (4)            546,395
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31 (Pre-refunded 11/15/11)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue           10/08 at 100.00     AA (4)          3,115,110
                 Refunding Bonds, St. John's Hospital, Series 1993A,
                 6.000%, 5/15/13 - AMBAC Insured (ETM)

        1,000   Otsego Public Schools District, Allegan and Kalamazoo Counties,        5/14 at 100.00        AAA          1,089,690
                 Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 (Pre-refunded 5/01/14) - FSA Insured

        1,425   Walled Lake Consolidated School District, Oakland County,              5/14 at 100.00     AA (4)          1,571,333
                 Michigan, General Obligation Bonds, Series 2004,
                 5.250%, 5/01/20 (Pre-refunded 5/01/14) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,875   Total U.S. Guaranteed                                                                                    23,292,795
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 16.5% (11.1% OF TOTAL INVESTMENTS)

        2,500   Lansing Board of Water and Light, Michigan, Steam and                  7/18 at 100.00        AA-          2,509,600
                 Electric Utility System Revenue Bonds, Series 2008A,
                 5.000%, 7/01/32

        1,000   Michigan Public Power Agency, Revenue Bonds, Combustion                1/12 at 100.00         AA          1,010,530
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

          925   Michigan South Central Power Agency, Power Supply System                 No Opt. Call         A3            964,054
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation             9/09 at 102.00         AA            906,600
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation             9/11 at 100.00         A-          5,025,050
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Pollution Control            No Opt. Call        Aa3          3,046,800
                 Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC,
                 4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding         12/12 at 100.00       Baa1          2,705,610
                 Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                 XLCA Insured (Alternative Minimum Tax)

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,                10/08 at 101.00         AA          1,521,495
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,925   Total Utilities                                                                                          17,689,739
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.1% (11.5% OF TOTAL INVESTMENTS)

        3,500   Detroit Water Supply System, Michigan, Water Supply System             7/16 at 100.00        AAA          3,435,005
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,085   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue        7/15 at 100.00         AA          1,047,144
                 Bonds, Series 2005A, 5.000%, 7/01/30 - MBIA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue          No Opt. Call          A          1,558,845
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,120   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue        7/13 at 100.00        AAA          1,163,926
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured (5)

        1,330   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,           7/15 at 100.00        AA+          1,335,347
                 Series 2005, 5.000%, 1/01/30 - MBIA Insured

          450   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,           1/18 at 100.00        AA+            451,656
                 Series 2008, 5.000%, 1/01/38 (WI/DD, Settling 8/06/08)


                                       31

NMP
Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Michigan Municipal Bond Authority, Water Revolving Fund               10/17 at 100.00        AAA       $  1,044,030
                 Revenue Bonds, Series 2007, 5.000%, 10/01/24

        8,460   North Kent Sewer Authority, Michigan, Sewer Revenue Bonds,            11/16 at 100.00         AA          8,356,280
                 Series 2006, 5.000%, 11/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       18,445   Total Water and Sewer                                                                                    18,392,233
------------------------------------------------------------------------------------------------------------------------------------
$     161,447   Total Investments (cost $160,398,948) - 148.8%                                                          159,986,955
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      3,501,448
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.1)% (6)                                                    (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $107,488,403
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2008:
                                      FUND                                     FIXED RATE                                 UNREALIZED
                 NOTIONAL      PAY/RECEIVE    FLOATING RATE      FIXED RATE       PAYMENT    EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY       AMOUNT    FLOATING RATE            INDEX    (ANNUALIZED)     FREQUENCY     DATE (7)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada    $1,000,000              Pay             SIFM          4.335%     Quarterly      8/06/08      8/06/37          $71,362
====================================================================================================================================
SIFM - The daily arithmetic average of the weekly Securities Industry and
       Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                          UNREALIZED
                                     CONTRACT           NUMBER OF            CONTRACT               VALUE AT            APPRECIATION
TYPE                                 POSITION           CONTRACTS          EXPIRATION          JULY 31, 2008          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                       Long                   5                9/08               $577,500                $13,813
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $15,588, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.0)%.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NZW
Nuveen Michigan Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4% (0.2% OF TOTAL INVESTMENTS)

$         100   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement      6/18 at 100.00        N/R       $     94,799
                 Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.7% OF TOTAL INVESTMENTS)

          230   Chandler Park Academy, Michigan, Public School Academy                11/15 at 100.00        BBB            190,215
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

          500   Concord Academy, Boyne City, Michigan, Certificates of                11/17 at 100.00        N/R            452,285
                 Participation, Series 2007, 5.450%, 11/01/22

        1,150   Michigan Higher Education Facilities Authority, Limited                9/11 at 100.00        Aa3          1,154,186
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.000%, 9/01/26 - AMBAC Insured

          250   Michigan Public Educational Facilities Authority, Charter School      12/17 at 100.00        N/R            231,428
                 Revenue Bonds, American Montessori Academy, Series 2007,
                 6.500%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        2,130   Total Education and Civic Organizations                                                                   2,028,114
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.3% (11.2% OF TOTAL INVESTMENTS)

          500   Allegan Hospital Finance Authority, Michigan, Revenue Bonds,          11/09 at 101.00        N/R            514,935
                 Allegan General Hospital, Series 1999, 7.000%, 11/15/21

          500   Garden City Hospital Finance Authority, Michigan, Revenue Bonds,       8/17 at 100.00        N/R            354,960
                 Garden City Hospital Obligated Group, Series 2007A,
                 5.000%, 8/15/38

          600   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood          7/17 at 100.00          A            523,212
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

          700   Michigan State Hospital Finance Authority, Hospital Revenue            1/09 at 100.00        Ba3            699,902
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

                Michigan State Hospital Finance Authority, Revenue Bonds,
                Chelsea Community Hospital, Series 2005:
          425    5.000%, 5/15/30                                                       5/15 at 100.00        BBB            365,356
          335    5.000%, 5/15/37                                                       5/15 at 100.00        BBB            275,146

          400   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00       Baa3            351,416
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue      11/11 at 100.00         AA          1,803,618
                 Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,260   Total Health Care                                                                                         4,888,545
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.2% (4.1% OF TOTAL INVESTMENTS)

        1,700   Michigan Housing Development Authority, GNMA Collateralized            8/12 at 102.00        Aaa          1,586,678
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31
                 (Alternative Minimum Tax)

          200   Michigan Housing Development Authority, Rental Housing Revenue         7/15 at 100.00        AAA            179,320
                 Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,900   Total Housing/Multifamily                                                                                 1,765,998
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

          500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,               No Opt. Call       BBB+            455,645
                 Republic Services Inc., Series 2001, 4.250%, 8/01/31
                 (Mandatory put 4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NZW
Nuveen Michigan Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0% (0.7% OF TOTAL INVESTMENTS)

$         335   Michigan State Hospital Finance Authority, Revenue Bonds,              5/15 at 100.00        N/R       $    284,144
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 45.3% (29.4% OF TOTAL INVESTMENTS)

          199   Caledonia Community Schools, Kent, Allegan and Barry Counties,         5/17 at 100.00         AA            158,738
                 Michigan, General Obligation Bonds, Tender Option Bond
                 Trust 2008-1096, 8.326%, 5/01/32 - MBIA Insured (IF)

          300   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,         9/17 at 100.00         AA            305,025
                 5.000%, 9/01/27 - MBIA Insured

          940   Huron Valley School District, Oakland and Livingston Counties,        11/11 at 100.00        AA-            945,809
                 Michigan, General Obligation Bonds, Series 2001, 5.000%, 5/01/27

          500   Jackson Public Schools, Jackson County, Michigan, General              5/14 at 100.00        AAA            513,785
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

          300   Kalamazoo Public Schools, Michigan, General Obligation Bonds,          5/16 at 100.00        AAA            307,530
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

          430   Lowell Area Schools, Counties of Ionia and Kent, Michigan,             5/17 at 100.00        AAA            428,667
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/37 -
                 FSA Insured

          400   Michigan Municipal Bond Authority, General Obligation Bonds,           6/15 at 100.00        AAA            419,492
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        1,150   Muskegon County, Michigan, Limited Tax General Obligation              7/11 at 100.00        AA-          1,158,947
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,410   New Haven Community Schools, Macomb County, Michigan,                  5/16 at 100.00        AAA          1,440,780
                 General Obligation Bonds, Series 2006, 5.000%, 5/01/25 -
                 FSA Insured

          400   Oakland Intermediate School District, Oakland County, Michigan,        5/17 at 100.00        AAA            401,096
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/36 -
                 FSA Insured

        1,000   Ottawa County, Michigan, Water Supply System, General Obligation       8/17 at 100.00        Aa1          1,005,040
                 Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured

          150   Parchment School District, Kalamazoo County, Michigan, General         5/17 at 100.00        AAA            119,820
                 Obligation Bonds, Tender Option Bond Trust 2836,
                 10.116%, 5/01/36 - FSA Insured (IF)

          100   Rockford Public Schools, Kent County, Michigan, General Obligation     5/18 at 100.00        AAA            100,145
                 Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured

          330   Thornapple Kellogg School District, Barry County, Michigan,            5/17 at 100.00         AA            328,159
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

          100   Trenton Public Schools District, Michigan, General Obligation          5/18 at 100.00        AAA             99,992
                 Bonds, Series 2008, 5.000%, 5/01/34 - FSA Insured

          225   Van Dyke Public Schools, Macomb County, Michigan, General              5/18 at 100.00        AAA            224,291
                 Obligation Bonds, School Building and Site, Series 2008,
                 5.000%, 5/01/38 - FSA Insured

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System,
                Series 2001:
          500    5.000%, 5/01/19 - MBIA Insured                                        5/09 at 100.50        AA+            510,140
          800    5.000%, 5/01/20 - MBIA Insured                                        5/09 at 100.50        AA+            812,896

        1,690   Wayne County, Michigan, Limited Tax General Obligation Airport        12/11 at 101.00         AA          1,663,078
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                 Airport, Series 2001A, 5.000%, 12/01/30 - MBIA Insured

          500   Wayne Westland Community Schools, Michigan, General Obligation        11/14 at 100.00        AAA            530,845
                 Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

        1,300   Willow Run Community Schools, Washtenaw County, Michigan,              5/11 at 100.00        AA-          1,330,329
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/21

------------------------------------------------------------------------------------------------------------------------------------
       12,724   Total Tax Obligation/General                                                                             12,804,604
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.4% (10.6% OF TOTAL INVESTMENTS)

$       1,100   Grand Rapids Building Authority, Kent County, Michigan, Limited       10/11 at 100.00         AA       $  1,115,862
                 Tax General Obligation Bonds, Series 2001, 5.125%, 10/01/26 -
                 MBIA Insured

          905   Kalkaska County Hospital Authority, Michigan, Hospital Revenue           No Opt. Call        N/R            889,036
                 Bonds, Series 2007, 5.125%, 5/01/14

                Michigan Building Authority, Revenue Bonds, Series 2006IA:
        1,520    0.000%, 10/15/28 - FGIC Insured                                       10/16 at 55.35        AAA            476,702
          720    5.000%, 10/15/36 - FGIC Insured                                      10/16 at 100.00         A+            694,634

        1,205   Michigan State Building Authority, Revenue Bonds, Facilities          10/11 at 100.00         A+          1,220,207
                 Program, Series 2001I, 5.000%, 10/15/24

        1,000   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call       BBB+            245,240
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,450   Total Tax Obligation/Limited                                                                              4,641,681
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.8% (14.8% OF TOTAL INVESTMENTS) (4)

        1,000   Detroit City School District, Wayne County, Michigan, Unlimited Tax    5/12 at 100.00        AAA          1,092,380
                 School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/21 (Pre-refunded 5/01/12) - FSA Insured

          720   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue        7/13 at 100.00        AAA            782,093
                 Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) -
                 FSA Insured

        1,000   Garden City School District, Wayne County, Michigan, General           5/11 at 100.00    AA- (4)          1,062,030
                 Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26
                 (Pre-refunded 5/01/11)

          560   Huron Valley School District, Oakland and Livingston Counties,        11/11 at 100.00    AA- (4)            599,452
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27 (Pre-refunded 11/01/11)

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,              7/11 at 101.00     AA (4)          1,075,830
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded 7/15/11)

          500   Puerto Rico Infrastructure Financing Authority, Special Obligation    10/10 at 101.00        AAA            517,550
                 Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
           85    6.000%, 8/01/26 (ETM)                                                   No Opt. Call   BBB- (4)             97,258
          615    6.000%, 8/01/26 (ETM)                                                   No Opt. Call        AAA            703,689

          500   Warren Building Authority, Michigan, Limited Tax General              11/10 at 100.00    AA- (4)            530,840
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22
                 (Pre-refunded 11/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,980   Total U.S. Guaranteed                                                                                     6,461,122
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 18.4% (11.9% OF TOTAL INVESTMENTS)

        1,115   Lansing Board of Water and Light, Michigan, Steam and Electric         7/13 at 100.00        AAA          1,146,978
                 Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 -
                 FSA Insured

          750   Lansing Board of Water and Light, Michigan, Steam and Electric         7/18 at 100.00        AA-            752,880
                 Utility System Revenue Bonds, Series 2008A, 5.000%, 7/01/32

        1,235   Michigan Public Power Agency, Revenue Bonds, Combustion                1/12 at 100.00         AA          1,256,551
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation             9/11 at 100.00         A3          2,050,557
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 - XLCA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,315   Total Utilities                                                                                           5,206,966
------------------------------------------------------------------------------------------------------------------------------------


                                       35

NZW
Nuveen Michigan Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.6% (11.4% OF TOTAL INVESTMENTS)

$       1,000   Detroit Water Supply System, Michigan, Water Supply System             7/16 at 100.00        AAA        $   981,430
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue          No Opt. Call          A          1,039,230
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

          280   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue        7/13 at 100.00        AAA            290,982
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,000   Detroit, Michigan, Senior Lien Water Supply System Revenue             7/11 at 100.00         A+            953,860
                 Bonds, Series 2001A, 5.000%, 7/01/30 - FGIC Insured

          125   Grand Rapids, Michigan, Sanitary Sewer System Revenue                  1/18 at 100.00        AA+            125,460
                 Bonds, Series 2008, 5.000%, 1/01/38 (WI/DD, Settling 8/06/08)

        1,000   Michigan Municipal Bond Authority, Clean Water Revolving Fund         10/15 at 100.00        AAA          1,057,250
                 Revenue Bonds, Series 2005, 5.000%, 10/01/19

          500   Michigan Municipal Bond Authority, Water Revolving Fund               10/17 at 100.00        AAA            523,555
                 Revenue Bonds, Series 2007, 5.000%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
        4,905   Total Water and Sewer                                                                                     4,971,767
------------------------------------------------------------------------------------------------------------------------------------
$      45,599   Total Investments (cost $44,209,197) - 154.2%                                                            43,603,385
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                        681,324
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.6)% (5)                                                    (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 28,284,709
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.7)%. N/R Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NUO
Nuveen Ohio Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                   July 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.8% (3.1% OF TOTAL INVESTMENTS)

$       8,450   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/17 at 100.00        BBB        $ 6,865,115
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.875%, 6/01/47

          125   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB            115,429
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        8,575   Total Consumer Staples                                                                                    6,980,544
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.4% (10.1% OF TOTAL INVESTMENTS)

        1,650   Ohio Higher Education Facilities Commission, General Revenue           7/16 at 100.00         A+          1,600,698
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,750   Ohio Higher Education Facilities Commission, General Revenue          10/13 at 100.00         AA          1,789,288
                 Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,           12/15 at 100.00       Baa2            890,940
                 Wittenberg University, Series 2005, 5.000%, 12/01/29

        2,420   Ohio Higher Educational Facilities Commission, General Revenue        12/16 at 100.00         AA          2,378,279
                 Bonds, University of Dayton, 2006 Project, Series 2006,
                 5.000%, 12/01/30 - AMBAC Insured

        1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,         11/14 at 100.00         AA          1,455,398
                 Denison University, Series 2004, 5.000%, 11/01/21

        1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,         12/14 at 100.00         AA          1,326,310
                 University of Dayton, Series 2004, 5.000%, 12/01/25 -
                 AMBAC Insured

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         12/11 at 100.00       Baa2          1,014,950
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,500   Ohio State Higher Education Facilities, Revenue Bonds, Case           12/16 at 100.00         AA          1,465,500
                 Western Reserve University, Series 2006, 5.000%, 12/01/44 -
                 MBIA Insured

        1,200   Ohio State University, General Receipts Bonds, Series 2002A,          12/12 at 100.00        Aa2          1,212,216
                 5.125%, 12/01/31

        3,000   Ohio State University, General Receipts Bonds, Series 2003B,           6/13 at 100.00         AA          3,167,220
                 5.250%, 6/01/22

        1,510   University of Akron, Ohio, General Receipts Bonds, Series 2003A,       1/13 at 100.00         AA          1,537,150
                 5.000%, 1/01/21 - AMBAC Insured

          850   University of Cincinnati, Ohio, General Receipts Bonds,                6/13 at 100.00         A+            864,901
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

                University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
        1,200    5.000%, 6/01/19 - AMBAC Insured                                       6/14 at 100.00         AA          1,243,176
        2,605    5.000%, 6/01/25 - AMBAC Insured                                       6/14 at 100.00         AA          2,620,526

------------------------------------------------------------------------------------------------------------------------------------
       22,420   Total Education and Civic Organizations                                                                  22,566,552
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.4% (11.4% OF TOTAL INVESTMENTS)

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,        11/09 at 101.00       Baa1          1,973,160
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.375%, 11/15/24

        3,650   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati     5/16 at 100.00        N/R          3,166,886
                 Children's Medical Center Project, Series 2006K, 5.000%, 5/15/31 -
                 FGIC Insured

        1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement      8/08 at 101.00         AA          1,012,450
                 Bonds, MetroHealth System, Series 1997, 5.625%, 2/15/17 -
                 MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland              7/13 at 100.00        AA-          2,084,360
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32


                                       37

NUO
Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/12 at 101.00          A        $ 4,508,684
                 Regional Medical Center, Series 2002A, 5.625%, 8/15/32

        1,000   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide             11/18 at 100.00        Aa2            963,060
                 Children's Hospital Project, Series 2005, 5.000%, 11/01/40

        2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital              5/14 at 100.00        N/R          2,468,429
                 Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

          785   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,       5/16 at 100.00         A-            761,474
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

                Montgomery County, Ohio, Revenue Bonds, Catholic Health
                Initiatives, Series 2004A:
        2,500    5.000%, 5/01/30                                                       5/14 at 100.00         AA          2,460,725
        2,500    5.000%, 5/01/32                                                         No Opt. Call         AA          2,438,725

          830   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00         A-            850,684
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

        1,200   Richland County, Ohio, Hospital Revenue Bonds, MidCentral             11/16 at 100.00         A-          1,094,736
                 Health System Group, Series 2006, 5.250%, 11/15/36

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,           10/11 at 101.00          A          1,707,114
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,125   Total Health Care                                                                                        25,490,487
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.5% (4.9% OF TOTAL INVESTMENTS)

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue            8/08 at 100.00        Aaa          1,385,776
                 Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30

          915   Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing         9/12 at 102.00        Aaa            874,832
                 Mortgage Revenue Bonds, Livingston Park Apartments Project,
                 Series 2002A, 5.350%, 9/20/27 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP, Series
                2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                             7/11 at 102.00        Aaa          2,466,041
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                             7/11 at 102.00        Aaa          2,114,168

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage        1/09 at 100.00        Aa2            966,590
                 Revenue Bonds, Hamilton Creek Apartments Project,
                 Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)

          800   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing          10/18 at 101.00        Aaa            734,504
                 Revenue Bonds, Canterbury Court Project, Series 2007,
                 5.500%, 10/20/42 (Alternative Minimum Tax)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          800    4.450%, 10/01/09 (Alternative Minimum Tax)                              No Opt. Call        Aaa            810,312
          850    4.900%, 6/20/48 (Alternative Minimum Tax)                             6/16 at 102.00        AAA            681,488

        1,200   Summit County Port Authority, Ohio, Multifamily Housing                9/17 at 102.00        AAA          1,043,700
                 Revenue Bonds, Callis Tower Apartments Project, Series 2007,
                 5.250%, 9/20/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,660   Total Housing/Multifamily                                                                                11,077,411
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,535   Ohio Housing Finance Agency, GNMA Mortgage-Backed                      9/08 at 102.00        Aaa          1,453,630
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1997B, 5.400%, 9/01/29 (Alternative Minimum Tax)

        1,045   Ohio Housing Finance Agency, GNMA Mortgage-Backed                      9/08 at 101.50        Aaa          1,046,317
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 - FSA Insured
                 (Alternative Minimum Tax)

        2,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue            9/15 at 100.00        Aaa          1,758,520
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,580   Total Housing/Single Family                                                                               4,258,467
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

$         530   Cleveland-Cuyahoga County Port Authority, Ohio, Bond Fund             11/14 at 100.00        N/R        $   510,692
                 Program Development Revenue Bonds, Myers University,
                 Series 2004E, 5.600%, 5/15/25

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,              8/08 at 102.00        AA-          1,532,025
                 Emery Air Freight Corporation and Emery Worldwide Airlines
                 Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

------------------------------------------------------------------------------------------------------------------------------------
        2,030   Total Industrials                                                                                         2,042,717
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,600   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,            1/17 at 100.00        BBB          1,315,520
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,            No Opt. Call          A          2,059,460
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 40.0% (26.2% OF TOTAL INVESTMENTS)

        1,000   Ansonia Local School District, Darke County, Ohio, General            12/10 at 102.00         A2          1,060,970
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22 - MBIA Insured

                Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345    5.000%, 12/01/21 - MBIA Insured                                      12/12 at 100.00        Aa2          1,386,453
        1,200    5.000%, 12/01/22 - MBIA Insured                                      12/12 at 101.00        Aa2          1,234,404

        1,500   Centerville City School District, Montgomery County, Ohio,             6/15 at 100.00        Aaa          1,525,065
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,          6/14 at 100.00        AA+          1,069,600
                 Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio, General       12/12 at 100.00        AAA          2,736,552
                 Obligation Bonds, Series 2002, 5.250%, 6/01/21 - FSA Insured

        1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,            6/14 at 100.00        AAA          1,027,920
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 FSA Insured

        1,200   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,         12/14 at 100.00        AA+          1,248,168
                 5.000%, 12/01/21

        1,000   Dayton, Ohio, General Obligation Bonds, Series 2004,                   6/14 at 100.00         AA          1,060,880
                 5.250%, 12/01/19 - AMBAC Insured

        1,000   Dublin City School District, Franklin, Delaware and Union             12/13 at 100.00        AAA          1,029,620
                 Counties, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/22 - FSA Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement Bonds,        12/10 at 100.00        Aaa          1,032,130
                 Series 2000A, 5.000%, 12/01/20

        1,195   Fairview Park City School District, Cuyahoga County, Ohio,             6/15 at 100.00         A2          1,211,491
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                 MBIA Insured

        1,840   Franklin County, Ohio, General Obligation Bonds, Series 2007,         12/17 at 100.00        AAA          1,902,284
                 5.000%, 12/01/28

        1,300   Franklin County, Ohio, Limited Tax General Obligation Refunding       12/08 at 102.00        AAA          1,337,440
                 Bonds, Series 1993, 5.375%, 12/01/20

        1,500   Green, Ohio, General Obligation Bonds, Series 2008,                   12/15 at 100.00         AA          1,560,390
                 5.500%, 12/01/32 (WI/DD, Settling 8/06/08)

        6,650   Hamilton City School District, Ohio, General Obligation Bonds,         6/17 at 100.00        AAA          6,754,006
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

          125   Hamilton City School District, Ohio, General Obligation Bonds,         6/17 at 100.00        AAA            130,865
                 Series 2007, Drivers 1766, 9.043%, 12/01/34 - FSA Insured (IF)

        1,850   Hilliard School District, Franklin County, Ohio, General              12/15 at 100.00         AA          1,881,672
                 Obligation Bonds, School Construction, Series 2005,
                 5.000%, 12/01/26 - MBIA Insured

        3,000   Hilliard School District, Franklin County, Ohio, General              12/16 at 100.00         AA          3,065,430
                 Obligation Bonds, Series 2006A, 5.000%, 12/01/25 -
                 MBIA Insured

        2,580   Indian Lake Local School District, Logan and Auglaize Counties,        6/17 at 100.00         AA          2,542,667
                 Ohio, School Facilities Improvement and Refunding Bonds,
                 Series 2007, 5.000%, 12/01/34 - MBIA Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General            6/13 at 100.00        Aa3          1,190,450
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured


                                       39

NUO
Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         800   Lakewood City School District, Cuyahoga County, Ohio, General         12/17 at 100.00        AA-       $    813,072
                 Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC Insured

        2,000   Louisville City School District, Ohio, General Obligation Bonds,      12/11 at 100.00         A3          1,999,860
                 Series 2001, 5.000%, 12/01/29 - FGIC Insured

          505   Marysville Exempted School District, Union County, Ohio,              12/15 at 100.00        AAA            521,231
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

          500   Mason City School District, Counties of Warren and Butler, Ohio,       6/17 at 100.00        Aa1            508,900
                 General Obligation Bonds, Series 2007, 5.000%, 12/01/31

        1,515   Massillon City School District, Ohio, General Obligation Bonds,       12/12 at 100.00         A2          1,584,539
                 Series 2003, 5.250%, 12/01/21 - MBIA Insured

          640   New Albany Plain Local School District, Franklin County, Ohio,         6/12 at 100.00        N/R            684,992
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/17 -
                 FGIC Insured

        1,000   Newark City School District, Licking County, Ohio, General            12/15 at 100.00          A          1,001,150
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured

        3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,           2/13 at 100.00        AA+          3,081,630
                 Series 2003F, 5.000%, 2/01/23

        1,510   Painesville City School District, Ohio, General Obligation Bonds,     12/14 at 100.00          A          1,555,315
                 Series 2004, 5.000%, 12/01/22 - FGIC Insured

        1,155   Perry Local School District, Allen County, Ohio, General Obligation   12/11 at 101.00         AA          1,208,407
                 Bonds, Series 2001, 5.250%, 12/01/25 - AMBAC Insured

          280   Plain Local School District, Franklin and Licking Counties, Ohio,      6/11 at 100.00        Aa2            298,592
                 General Obligation Bonds, Series 2000, 6.000%, 12/01/20 -
                 FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,          12/11 at 100.00         AA          1,457,702
                 5.000%, 12/01/27 - FGIC Insured

        2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,            12/11 at 100.00        Aa1          2,040,120
                 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various            12/08 at 100.00        Aa1             70,773
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

                Warren City School District, Trumbull County, Ohio, General
                Obligation Bonds, Series 2004:
        2,515    5.000%, 12/01/20 - FGIC Insured                                       6/14 at 100.00         AA          2,610,746
        1,170    5.000%, 12/01/22 - FGIC Insured                                       6/14 at 100.00         AA          1,206,305

        1,000   West Chester Township, Butler County, Ohio, General Obligation        12/13 at 100.00        Aa1          1,008,310
                 Bonds, Series 2003, 5.000%, 12/01/28 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation Improvement        12/08 at 101.00        Aaa          1,020,670
                 and Refunding Bonds, Series 1997, 5.550%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
       57,150   Total Tax Obligation/General                                                                             58,660,771
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 12.8% (8.3% OF TOTAL INVESTMENTS)

        1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,         6/14 at 100.00         AA          1,370,423
                 Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

        3,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation      12/15 at 100.00        Aaa          3,032,820
                 Bonds, Convention Facilities Authority, Series 2005,
                 5.000%, 12/01/27 - AMBAC Insured

        1,085   Hamilton County Convention Facilities Authority, Ohio, First Lien      6/14 at 100.00         A+          1,117,214
                 Revenue Bonds, Series 2004, 5.000%, 12/01/18 - FGIC Insured

        4,600   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,             12/16 at 100.00        Aa3          4,580,449
                 Series 2006, 5.000%, 12/01/32 - AMBAC Insured

        1,000   Hudson City School District, Ohio, Certificates of Participation,      6/14 at 100.00         A1            988,310
                 Series 2004, 5.000%, 6/01/26 - MBIA Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                      4/12 at 100.00         AA          1,065,200
        1,000    5.500%, 10/01/17 - AMBAC Insured                                      4/12 at 100.00         AA          1,065,200


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         800   Ohio State Building Authority, State Facilities Bonds, Administrative  4/15 at 100.00        AAA       $    819,528
                 Building Fund Projects, Series 2005A, 5.000%, 4/01/25 -
                 FSA Insured

        2,645   Ohio State Building Authority, State Facilities Bonds, Adult           4/14 at 100.00         AA          2,864,667
                 Correctional Building Fund Project, Series 2004A,
                 5.250%, 4/01/15 - MBIA Insured

        1,000   Ohio, State Appropriation Lease Bonds, Mental Health Capital           6/13 at 100.00         AA          1,067,730
                 Facilities, Series 2003B-II, 5.000%, 6/01/16

        3,430   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         AA            724,999
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/35 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,940   Total Tax Obligation/Limited                                                                             18,696,540
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.4% (2.2% OF TOTAL INVESTMENTS)

        3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International       12/13 at 100.00          A          2,793,300
                 Airport, Series 2003C, 5.250%, 12/01/23 - RAAI Insured
                 (Alternative Minimum Tax)

        2,000   Ohio Turnpike Commission, Revenue Refunding Bonds,                       No Opt. Call         AA          2,208,540
                 Series 1998A, 5.500%, 2/15/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Transportation                                                                                      5,001,840
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 31.9% (20.9% OF TOTAL INVESTMENTS) (4)

                Butler County, Ohio, General Obligation Judgment Bonds, Series 2002:
        2,030    5.250%, 12/01/21 (Pre-refunded 12/01/12)                             12/12 at 101.00    Aa2 (4)          2,236,857
        2,140    5.250%, 12/01/22 (Pre-refunded 12/01/12)                             12/12 at 101.00    Aa2 (4)          2,358,066

        1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,         6/09 at 101.00     AA (4)          1,254,843
                 Series 1999, 4.875%, 12/01/24 (Pre-refunded 6/01/09) -
                 AMBAC Insured

        1,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International          No Opt. Call   BBB+ (4)          1,092,930
                 Airport, Series 2005B, 5.000%, 12/01/14 - XLCA Insured (ETM)

          385   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc. Project,     12/08 at 100.00        AAA            401,817
                 Series 1979, 7.500%, 6/01/09 (ETM)

        2,000   Garfield Heights City School District, Cuyahoga County, Ohio,         12/11 at 100.00     A2 (4)          2,144,720
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26 (Pre-refunded 12/15/11) - MBIA Insured

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue      10/08 at 101.00    BBB (4)          1,016,450
                 Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23
                 (Pre-refunded 10/01/08)

        1,500   Hamilton County, Ohio, Sewer System Revenue and Improvement            6/10 at 101.00     AA (4)          1,608,540
                 Bonds, Metropolitan Sewer District of Greater Cincinnati,
                 Series 2000A, 5.750%, 12/01/25 (Pre-refunded 6/01/10) -
                 MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School             12/10 at 101.00     AA (4)          1,086,380
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24
                 (Pre-refunded 12/01/10) - FGIC Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited           6/11 at 100.00    Aa2 (4)          2,133,900
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

          760   Middletown City School District, Butler County, Ohio, General         12/13 at 100.00    N/R (4)            817,980
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25
                 (Pre-refunded 12/01/13) - FGIC Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,            4/10 at 101.00      A (4)          3,246,600
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,260   Morgan Local School District, Morgan, Muskingum and Washington        12/10 at 101.00     AA (4)          1,369,746
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 2000, 5.750%, 12/01/22
                 (Pre-refunded 12/01/10)

          460   New Albany Plain Local School District, Franklin County, Ohio,         6/12 at 100.00    N/R (4)            503,286
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/17
                 (Pre-refunded 6/01/12) - FGIC Insured

        4,315   Ohio Capital Corporation for Housing, FHA-Insured Section 8            2/09 at 102.00    N/R (4)          4,492,130
                 Assisted Mortgage Loan Revenue Refunding Bonds,
                 Series 1999G, 5.950%, 2/01/24 (Pre-refunded 2/01/09)


                                       41

NUO
Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Olentangy Local School District, Delaware and Franklin Counties,
                Ohio, General Obligation Bonds, Series 2004A:
$       1,315    5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured                6/14 at 100.00    AA+ (4)       $  1,451,458
        3,380    5.250%, 12/01/24 (Pre-refunded 6/01/14) - FGIC Insured                6/14 at 100.00    AA+ (4)          3,730,743

        6,000   Parma Community General Hospital Association, Ohio, Hospital          11/08 at 101.00    N/R (4)          6,112,859
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)

        1,000   Princeton City School District, Butler County, Ohio, General          12/13 at 100.00        AAA          1,089,510
                 Obligation Bonds, Series 2003, 5.000%, 12/01/30
                 (Pre-refunded 12/01/13) - MBIA Insured

        1,670   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00     A- (4)          1,827,214
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

        2,830   Springfield Township, Hamilton County, Ohio, Various Purpose          12/11 at 100.00    Aa3 (4)          3,055,466
                 Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27 (Pre-refunded 12/01/11)

        1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding and         10/10 at 100.00     A3 (4)          1,627,245
                 Improvement Bonds, Trinity Health System, Series 2000,
                 6.375%, 10/01/20 (Pre-refunded 10/01/10)

        2,000   Westerville City School District, Franklin and Delaware Counties,      6/11 at 100.00     AA (4)          2,127,120
                 Ohio, Various Purpose General Obligation Bonds, Series 2001,
                 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       43,755   Total U.S. Guaranteed                                                                                    46,785,860
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.7% (6.4% OF TOTAL INVESTMENTS)

        2,500   American Municipal Power Ohio Inc., General Revenue Bonds,             2/18 at 100.00         A1          2,465,400
                 Series 2008, 5.250%, 2/15/43

        4,000   American Municipal Power Ohio Inc., Wadsworth, Electric System         2/12 at 100.00         A2          4,066,000
                 Improvement Revenue Bonds, Series 2002, 5.000%, 2/15/22 -
                 MBIA Insured (5)

                Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
        2,105    0.000%, 11/15/32 - MBIA Insured                                         No Opt. Call         AA            551,678
        2,155    0.000%, 11/15/34 - MBIA Insured                                         No Opt. Call         AA            501,943

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                10/08 at 101.00        Aa3          3,002,760
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)

          800   Ohio Municipal Electric Generation Agency, Beneficial Interest           No Opt. Call         AA            248,216
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2001, 0.000%, 2/15/29 - MBIA Insured

        2,000   Ohio Municipal Electric Generation Agency, Beneficial Interest         2/14 at 100.00         AA          2,028,340
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        1,500   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00        N/R          1,418,055
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       18,060   Total Utilities                                                                                          14,282,392
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.4% (2.2% OF TOTAL INVESTMENTS)

          430   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,        12/17 at 100.00        Aa3            428,173
                 Series 2007, 5.000%, 12/01/32 - AMBAC Insured

        1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding             No Opt. Call         AA          1,099,300
                 and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 -
                 MBIA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding           1/09 at 100.00         AA             40,070
                 and Improvement Bonds, Series 1996H, 5.750%, 1/01/26 -
                 MBIA Insured

        1,220   Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005,         10/15 at 100.00        Aaa          1,277,730
                 5.250%, 10/01/22 - FSA Insured

          525   Ohio Water Development Authority, Revenue Bonds, Drinking              6/18 at 100.00        AAA            541,427
                 Water Assistance Fund, State Match, Series 2008,
                 5.000%, 6/01/28 - FSA Insured


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,500   Ohio Water Development Authority, Water Pollution Control Loan         6/15 at 100.00        AAA       $  1,549,845
                 Fund Revenue Bonds, Water Quality Project, Series 2005B,
                 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
        4,715   Total Water and Sewer                                                                                     4,936,545
------------------------------------------------------------------------------------------------------------------------------------
$     228,610   Total Investments (cost $224,374,969) - 152.9%                                                           224,155,106
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.0)%                                                                       (4,435,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      3,896,574
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)% (6)                                                    (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $146,616,680
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                          UNREALIZED
                                     CONTRACT           NUMBER OF            CONTRACT               VALUE AT            APPRECIATION
TYPE                                 POSITION           CONTRACTS          EXPIRATION          JULY 31, 2008          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                       Long                  48                9/08             $5,544,000               $101,622
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $101,650, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.4)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NXI
Nuveen Ohio Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   July 31, 2008

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.6% (3.0% OF TOTAL INVESTMENTS)

$       3,375   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/17 at 100.00        BBB       $  2,741,985
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.875%, 6/01/47

           50   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB             46,172
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        3,425   Total Consumer Staples                                                                                    2,788,157
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 11.2% (7.4% OF TOTAL INVESTMENTS)

        1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue          8/15 at 100.00         AA          1,171,839
                 Bonds, Euclid Avenue Housing Corporation - Fenn Tower Project,
                 Series 2005, 5.000%, 8/01/23 - AMBAC Insured

          700   Ohio Higher Education Facilities Commission, General Revenue           7/16 at 100.00         A+            679,084
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,            5/12 at 100.00         A2          2,655,167
                 Ohio Northern University, Series 2002, 5.000%, 5/01/22

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,           12/15 at 100.00       Baa2            457,855
                 Wittenberg University, Series 2005, 5.000%, 12/01/24

        1,760   Ohio University at Athens, Subordinate Lien General Receipts           6/14 at 100.00         AA          1,827,003
                 Bonds, Series 2004, 5.000%, 12/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,775   Total Education and Civic Organizations                                                                   6,790,948
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.3% (7.5% OF TOTAL INVESTMENTS)

        1,425   Butler County, Ohio, Hospital Facilities Revenue Bonds,                5/16 at 100.00        N/R          1,236,387
                 Cincinnati Children's Medical Center Project, Series 2006K,
                 5.000%, 5/15/31 - FGIC Insured

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland              7/13 at 100.00        AA-          1,146,398
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

          500   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide             11/18 at 100.00        Aa2            481,530
                 Children's Hospital Project, Series 2005, 5.000%, 11/01/40

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                 11/09 at 101.00         AA          1,853,807
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                 AMBAC Insured

          330   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,       5/16 at 100.00         A-            320,110
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health                5/14 at 100.00         AA            984,290
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          335   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00         A-            343,348
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30

          500   Richland County, Ohio, Hospital Revenue Bonds, MidCentral             11/16 at 100.00         A-            456,140
                 Health System Group, Series 2006, 5.250%, 11/15/36

------------------------------------------------------------------------------------------------------------------------------------
        7,140   Total Health Care                                                                                         6,822,010
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.8% (5.2% OF TOTAL INVESTMENTS)

          350   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing          10/18 at 101.00        Aaa            321,346
                 Revenue Bonds, Canterbury Court Project, Series 2007,
                 5.500%, 10/20/42 (Alternative Minimum Tax)

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue              4/11 at 102.00        Aa2          2,956,548
                 Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
$         310    4.450%, 10/01/09 (Alternative Minimum Tax)                              No Opt. Call        Aaa       $    313,996
          340    4.900%, 6/20/48 (Alternative Minimum Tax)                             6/16 at 102.00        AAA            272,595

        1,000   Summit County Port Authority, Ohio, Multifamily Housing                9/17 at 102.00        AAA            869,750
                 Revenue Bonds, Callis Tower Apartments Project, Series 2007,
                 5.250%, 9/20/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,885   Total Housing/Multifamily                                                                                 4,734,235
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

          315   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa            328,095
                 Program Residential Mortgage Revenue Bonds, Series 2000C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

          810   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa            815,022
                 Program Residential Mortgage Revenue Bonds, Series 2000D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa             45,550
                 Program Residential Mortgage Revenue Bonds, Series 2000F,
                 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage Revenue            9/15 at 100.00        Aaa            439,630
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,670   Total Housing/Single Family                                                                               1,628,297
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 4.7% (3.1% OF TOTAL INVESTMENTS)

          370   Cleveland-Cuyahoga County Port Authority, Ohio, Development           11/15 at 100.00        N/R            341,521
                 Revenue Bonds, Bond Fund Program - Columbia National
                 Group Project, Series 2005D, 5.000%, 5/15/20
                 (Alternative Minimum Tax)

          880   Ohio State Water Development Authority, Solid Waste Revenue            7/12 at 100.00         B+            816,429
                 Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding              No Opt. Call       Baa3          1,048,880
                 Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21

          700   Western Reserve Port Authority, Ohio, Solid Waste Facility             7/17 at 102.00        N/R            629,545
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,950   Total Industrials                                                                                         2,836,375
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

          550   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,            1/17 at 100.00        BBB            452,210
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 27.2% (18.0% OF TOTAL INVESTMENTS)

        1,500   Centerville City School District, Montgomery County, Ohio,             6/15 at 100.00        Aaa          1,525,065
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

          400   Columbus City School District, Franklin County, Ohio, General            No Opt. Call        AAA            143,292
                 Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured

          500   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,         12/14 at 100.00        AA+            520,070
                 5.000%, 12/01/21

        1,355   Franklin County, Ohio, General Obligation Bonds, Series 2007,         12/17 at 100.00        AAA          1,405,040
                 5.000%, 12/01/27

          470   Green, Ohio, General Obligation Bonds, Series 2008,                   12/15 at 100.00         AA            488,922
                 5.500%, 12/01/32 (WI/DD, Settling 8/06/08)

        2,550   Hamilton City School District, Ohio, General Obligation Bonds,         6/17 at 100.00        AAA          2,589,882
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

        2,000   Indian Lake Local School District, Logan and Auglaize Counties,        6/17 at 100.00         AA          1,971,060
                 Ohio, School Facilities Improvement and Refunding Bonds,
                 Series 2007, 5.000%, 12/01/34 - MBIA Insured

          430   Lakewood City School District, Cuyahoga County, Ohio, General         12/17 at 100.00        AA-            428,822
                 Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC Insured

        1,005   Marysville Exempted School District, Union County, Ohio,              12/15 at 100.00        AAA          1,037,301
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured


                                       45

NXI
Nuveen Ohio Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         200   Mason City School District, Counties of Warren and Butler, Ohio,       6/17 at 100.00        Aa1       $    203,560
                 General Obligation Bonds, Series 2007, 5.000%, 12/01/31

        2,000   Ohio, General Obligation Higher Education Capital Facilities           2/11 at 100.00        AA+          2,068,400
                 Bonds, Series 2001A, 5.000%, 2/01/20

        2,415   Troy City School District, Miami County, Ohio, General Obligation     12/14 at 100.00        Aaa          2,463,421
                 Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured

        1,485   West Chester Township, Butler County, Ohio, Various Purpose           11/11 at 101.00        Aa1          1,598,320
                 Limited Tax General Obligation Refunding Bonds, Series 2001,
                 5.500%, 12/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,310   Total Tax Obligation/General                                                                             16,443,155
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 14.1% (9.3% OF TOTAL INVESTMENTS)

        2,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation      12/15 at 100.00        Aaa          2,021,880
                 Bonds, Convention Facilities Authority, Series 2005,
                 5.000%, 12/01/27 - AMBAC Insured

        1,415   Hamilton County Convention Facilities Authority, Ohio, First Lien      6/14 at 100.00         A+          1,429,306
                 Revenue Bonds, Series 2004, 5.000%, 12/01/21 - FGIC Insured

        2,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,             12/16 at 100.00        Aa3          1,991,500
                 Series 2006, 5.000%, 12/01/32 - AMBAC Insured

          345   Ohio State Building Authority, State Facilities Bonds,                 4/15 at 100.00        AAA            353,421
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds,                 4/15 at 100.00        AAA          1,028,460
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

          950   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         AA            200,802
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/35 -
                 AMBAC Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes         10/10 at 101.00       BBB+          1,476,020
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        9,110   Total Tax Obligation/Limited                                                                              8,501,389
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.4% (2.3% OF TOTAL INVESTMENTS)

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,                 2/11 at 100.00         AA          2,071,700
                 5.500%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 46.9% (31.0% OF TOTAL INVESTMENTS) (4)

        1,000   Bay Village City School District, Ohio, General Obligation Unlimited  12/10 at 100.00    Aa2 (4)          1,059,980
                 Tax School Improvement Bonds, Series 2001, 5.000%, 12/01/25
                 (Pre-refunded 12/01/10)

        1,000   Columbus City School District, Franklin County, Ohio, General         12/14 at 100.00        AAA          1,123,670
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15
                 (Pre-refunded 12/01/14) - FSA Insured

        1,470   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue      10/08 at 101.00    BBB (4)          1,494,049
                 Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
                 (Pre-refunded 10/01/08)

        1,000   Lakewood City School District, Cuyahoga County, Ohio, General         12/14 at 100.00        AAA          1,107,090
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16
                 (Pre-refunded 12/01/14) - FSA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited Tax       6/11 at 100.00    Aa2 (4)          2,133,900
                 General Obligation School Improvement and Refunding Bonds,
                 Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,                12/10 at 101.00     AA (4)            983,473
                 Series 2001, 5.500%, 12/01/18 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        1,000   Medina City School District, Medina County, Ohio, Unlimited Tax       12/09 at 100.00    Aa3 (4)          1,044,060
                 General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) -
                 FGIC Insured


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Middletown City School District, Butler County, Ohio, General         12/13 at 100.00    N/R (4)       $  1,076,290
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25
                 (Pre-refunded 12/01/13) - FGIC Insured

        1,000   Nordonia Hills Local School District, Ohio, General Obligation        12/10 at 101.00     AA (4)          1,079,610
                 Bonds, Series 2000, 5.450%, 12/01/25 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         11/11 at 101.00     AA (4)          2,171,580
                 Denison University, Series 2001, 5.200%, 11/01/26
                 (Pre-refunded 11/01/11)

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         12/10 at 101.00     AA (4)          1,080,740
                 University of Dayton, Series 2000, 5.500%, 12/01/25
                 (Pre-refunded 12/01/10) - AMBAC Insured

        1,900   Olentangy Local School District, Delaware and Franklin Counties,       6/14 at 100.00    AA+ (4)          2,097,163
                 Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/23
                 (Pre-refunded 6/01/14) - FGIC Insured

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13 (Pre-refunded 11/01/08)                             11/08 at 101.00     A- (4)          2,291,625
        2,000    5.375%, 11/01/29 (Pre-refunded 11/01/08)                             11/08 at 101.00    N/R (4)          2,037,620

        2,000   Puerto Rico Municipal Finance Agency, Series 1999A,                    8/09 at 101.00        AAA          2,105,980
                 6.000%, 8/01/16 (Pre-refunded 8/01/09) - FSA Insured

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00     A- (4)            727,603
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30 (Pre-refunded 11/15/10)

        1,275   Sycamore Community School District, Hamilton County, Ohio,            12/09 at 101.00     AA (4)          1,339,439
                 Unlimited Tax General Obligation School Improvement Bonds,
                 Series 1999, 5.000%, 12/01/23 (Pre-refunded 12/01/09) -
                 MBIA Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds, Series 2002F,  6/12 at 100.00     A+ (4)          2,975,899
                 5.375%, 6/01/19 (Pre-refunded 6/01/12)

          400   Westerville City School District, Franklin and Delaware Counties,      6/11 at 100.00     AA (4)            425,424
                 Ohio, Various Purpose General Obligation Bonds, Series 2001,
                 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,605   Total U.S. Guaranteed                                                                                    28,355,195
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 11.6% (7.7% OF TOTAL INVESTMENTS)

        1,000   American Municipal Power Ohio Inc., General Revenue Bonds,             2/18 at 100.00         A1            986,160
                 Series 2008, 5.250%, 2/15/43

        1,440   American Municipal Power Ohio Inc., Wadsworth, Electric                2/12 at 100.00         A2          1,521,115
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

        2,130   Cleveland, Ohio, Public Power System Revenue Bonds,                      No Opt. Call         AA            558,230
                 Series 2008B, 0.000%, 11/15/32 - MBIA Insured

        2,000   Ohio Air Quality Development Authority, Revenue Refunding Bonds,       5/09 at 101.00         AA          2,014,100
                 Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 -
                 AMBAC Insured

        1,000   Ohio Municipal Electric Generation Agency, Beneficial Interest         2/14 at 100.00         AA          1,008,440
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/21 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal                 9/08 at 102.00        N/R            945,370
                 Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,570   Total Utilities                                                                                           7,033,415
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 4.9% (3.2% OF TOTAL INVESTMENTS)

          175   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,        12/17 at 100.00        Aa3            174,256
                 Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          325   Ohio Water Development Authority, Revenue Bonds, Drinking              6/18 at 100.00        AAA            335,169
                 Water Assistance Fund, State Match, Series 2008,
                 5.000%, 6/01/28 - FSA Insured


                                       47

NXI
Nuveen Ohio Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,375   Ohio Water Development Authority, Revenue Bonds, Water                12/13 at 100.00        Aa2       $  2,429,482
                 Development Community Assistance Program, Series 2003,
                 5.000%, 12/01/23 - MBIA Insured (5)

        2,875   Total Water and Sewer                                                                                     2,938,907
------------------------------------------------------------------------------------------------------------------------------------
$      92,865   Total Investments (cost $91,052,976) - 151.1%                                                            91,395,993
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.8)%                                                                       (1,700,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                      1,778,896
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)% (6)                                                    (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 60,474,889
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2008:
                                      FUND                                     FIXED RATE                                 UNREALIZED
                 NOTIONAL      PAY/RECEIVE    FLOATING RATE      FIXED RATE       PAYMENT    EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY       AMOUNT    FLOATING RATE            INDEX    (ANNUALIZED)     FREQUENCY     DATE (7)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada    $1,500,000              Pay             SIFM           4.335%    Quarterly      8/06/08      8/06/37         $107,042
====================================================================================================================================

SIFM - The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                          UNREALIZED
                                     CONTRACT           NUMBER OF            CONTRACT               VALUE AT            APPRECIATION
TYPE                                 POSITION           CONTRACTS          EXPIRATION          JULY 31, 2008          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                       Long                  20                9/08             $2,310,000                 $41,291
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $40,918, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.9)%.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NBJ
Nuveen Ohio Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.2% (2.7% OF TOTAL INVESTMENTS)

$       2,200   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/17 at 100.00        BBB       $  1,787,368
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.875%, 6/01/47

           45   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB             41,554
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        2,245   Total Consumer Staples                                                                                     1,828,922
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.1% (7.8% OF TOTAL INVESTMENTS)

        1,345   Bowling Green State University, Ohio, General Receipts Bonds,          6/13 at 100.00         AA           1,411,214
                 Series 2003, 5.250%, 6/01/18 - AMBAC Insured

          450   Ohio Higher Education Facilities Commission, General Revenue           7/16 at 100.00         A+            436,554
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,         12/11 at 100.00       Baa2           1,065,698
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,000   University of Cincinnati, Ohio, General Receipts Bonds,                6/13 at 100.00         A+           1,017,530
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,245   University of Cincinnati, Ohio, General Receipts Bonds,                6/14 at 100.00         AA           1,289,795
                 Series 2004D, 5.000%, 6/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,090   Total Education and Civic Organizations                                                                    5,220,791
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.3% (14.9% OF TOTAL INVESTMENTS)

          370   Akron, Bath and Copley Joint Township Hospital District,                 No Opt. Call       Baa1            371,861
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.000%, 11/15/08

        1,150   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati     5/16 at 100.00        N/R            997,786
                 Children's Medical Center Project, Series 2006K,
                 5.000%, 5/15/31 - FGIC Insured

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds,                  8/12 at 101.00          A          1,009,600
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

          250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide             11/18 at 100.00        Aa2            240,765
                 Children's Hospital Project, Series 2005, 5.000%, 11/01/40

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and Improvement       10/11 at 101.00        AA-          1,895,307
                 Bonds, Catholic Healthcare Partners, Series 2001A,
                 5.400%, 10/01/21

          225   Miami County, Ohio, Hospital Facilities Revenue Refunding              5/16 at 100.00         A-            218,257
                 Bonds, Upper Valley Medical Center Inc., Series 2006,
                 5.250%, 5/15/21

          700   Montgomery County, Ohio, Revenue Bonds, Catholic                       5/14 at 100.00         AA            689,003
                 Health Initiatives, Series 2004A, 5.000%, 5/01/30

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00         A-            681,572
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

          350   Richland County, Ohio, Hospital Revenue Bonds, MidCentral             11/16 at 100.00         A-            319,298
                 Health System Group, Series 2006, 5.250%, 11/15/36

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,           10/11 at 101.00          A          3,653,298
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,230   Total Health Care                                                                                        10,076,747
------------------------------------------------------------------------------------------------------------------------------------


                                       49

NBJ
Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.4% (3.5% OF TOTAL INVESTMENTS)

$       1,000   Franklin County, Ohio, GNMA Collateralized Multifamily Housing         5/12 at 102.00        Aaa       $  1,006,800
                 Mortgage Revenue Bonds, Agler Project, Series 2002A,
                 5.550%, 5/20/22 (Alternative Minimum Tax)

          250   Montgomery County, Ohio, GNMA Guaranteed Multifamily                  10/18 at 101.00        Aaa            229,533
                 Housing Revenue Bonds, Canterbury Court Project,
                 Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          250    4.450%, 10/01/09 (Alternative Minimum Tax)                              No Opt. Call        Aaa            253,223
          250    4.900%, 6/20/48 (Alternative Minimum Tax)                             6/16 at 102.00        AAA            200,438

          750   Summit County Port Authority, Ohio, Multifamily Housing                9/17 at 102.00        AAA            652,313
                 Revenue Bonds, Callis Tower Apartments Project, Series 2007,
                 5.250%, 9/20/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Housing/Multifamily                                                                                 2,342,307
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.0% (1.3% OF TOTAL INVESTMENTS)

        1,000   Ohio Housing Finance Agency, Single Family Mortgage                    9/15 at 100.00        Aaa            879,260
                 Revenue Bonds, Series 2006H, 5.000%, 9/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 9.0% (5.8% OF TOTAL INVESTMENTS)

        3,000   Ohio State Sewage and Solid Waste Disposal Facilities,                11/11 at 100.00       BBB+          2,869,290
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)

          640   Ohio State Water Development Authority, Solid Waste                    7/12 at 100.00         B+            593,766
                 Revenue Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

          500   Western Reserve Port Authority, Ohio, Solid Waste Facility             7/17 at 102.00        N/R            449,675
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,140   Total Industrials                                                                                         3,912,731
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)

          475   Hamilton County, Ohio, Health Care Revenue Refunding                   1/17 at 100.00        BBB            390,545
                 Bonds, Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 42.9% (27.5% OF TOTAL INVESTMENTS)

        1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation         11/11 at 101.00        Aa3          1,714,756
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

                Cleveland Municipal School District, Cuyahoga County, Ohio,
                General Obligation Bonds, Series 2004:
        1,000    5.000%, 12/01/15 - FSA Insured                                        6/14 at 100.00        AAA          1,070,690
        1,000    5.000%, 12/01/22 - FSA Insured                                        6/14 at 100.00        AAA          1,027,920

          300   Columbus City School District, Franklin County, Ohio, General            No Opt. Call        AAA            107,469
                 Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured

          400   Cuyahoga County, Ohio, General Obligation Bonds,                      12/14 at 100.00        AA+            416,056
                 Series 2004, 5.000%, 12/01/21

        1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,         12/17 at 100.00        AAA          1,036,930
                 5.000%, 12/01/27

          400   Green, Ohio, General Obligation Bonds, Series 2008,                   12/15 at 100.00         AA            416,104
                 5.500%, 12/01/32 (WI/DD, Settling 8/06/08)

        1,905   Hamilton City School District, Ohio, General Obligation Bonds,         6/17 at 100.00        AAA          1,934,794
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

        1,000   Indian Lake Local School District, Logan and Auglaize Counties,        6/17 at 100.00         AA            985,530
                 Ohio, School Facilities Improvement and Refunding Bonds,
                 Series 2007, 5.000%, 12/01/34 - MBIA Insured

          345   Lakewood City School District, Cuyahoga County, Ohio,                 12/17 at 100.00        AA-            344,055
                 General Obligation Bonds, Series 2007, 5.000%, 12/01/30 -
                 FGIC Insured

        2,420   Lorain County, Ohio, Limited Tax General Obligation Justice           12/12 at 100.00        Aa3           2,558,037
                 Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,005   Marysville Exempted School District, Union County, Ohio,              12/15 at 100.00        AAA           1,037,301
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured


                                       50

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         200   Mason City School District, Counties of Warren and Butler, Ohio,       6/17 at 100.00        Aa1       $    203,560
                 General Obligation Bonds, Series 2007, 5.000%, 12/01/31

        2,665   Newark City School District, Licking County, Ohio, General            12/15 at 100.00          A          2,668,065
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,          12/11 at 100.00         AA          1,987,479
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                  12/12 at 100.00        AA+          1,047,970
                 5.500%, 12/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,300   Total Tax Obligation/General                                                                             18,556,716
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.5% (11.3% OF TOTAL INVESTMENTS)

        1,400   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,             12/16 at 100.00        Aa3          1,394,050
                 Series 2006, 5.000%, 12/01/32 - AMBAC Insured

          250   Ohio State Building Authority, State Facilities Bonds, Administrative  4/15 at 100.00        AAA            256,103
                 Building Fund Projects, Series 2005A, 5.000%, 4/01/25 -
                 FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds, Adult           4/15 at 100.00        AAA          1,028,460
                 Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        1,500   Ohio, State Appropriation Lease Bonds, Higher Education                  No Opt. Call         AA          1,570,500
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation           12/13 at 100.00         AA          1,154,327
                 Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        1,000   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00       BBB+          1,022,050
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

          620   Puerto Rico Infrastructure Financing Authority, Special Tax              No Opt. Call         AA            131,049
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/35 -
                 AMBAC Insured

        1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic              12/11 at 100.00         AA          1,028,880
                 Theatre Project, Series 2001, 5.500%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,865   Total Tax Obligation/Limited                                                                              7,585,419
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 24.6% (15.8% OF TOTAL INVESTMENTS) (4)

        2,345   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,           1/10 at 101.00        AAA          2,463,704
                 5.250%, 1/01/18 (Pre-refunded 1/01/10) - FSA Insured

          605   Columbus City School District, Franklin County, Ohio, General         12/14 at 100.00        AAA            679,820
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15
                 (Pre-refunded 12/01/14) - FSA Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General           12/11 at 100.00    Aa3 (4)          1,075,710
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 (Pre-refunded 12/01/11) - MBIA Insured

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement              10/08 at 101.00    BBB (4)          1,016,450
                 Revenue Bonds, Twin Towers, Series 1999A,
                 5.800%, 10/01/23 (Pre-refunded 10/01/08)

        2,250   Lebanon City School District, Warren County, Ohio,                    12/11 at 100.00        AAA          2,447,055
                 General Obligation Bonds, Series 2001, 5.500%, 12/01/21
                 (Pre-refunded 12/01/11) - FSA Insured (5)

        1,000   Marysville Exempted Village School District, Ohio, Certificates        6/15 at 100.00        AAA          1,112,240
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/21 (Pre-refunded 6/01/15) - MBIA Insured

        1,050   Olentangy Local School District, Delaware and Franklin Counties,       6/14 at 100.00    AA+ (4)          1,172,798
                 Ohio, General Obligation Bonds, Series 2004A,
                 5.500%, 12/01/15 (Pre-refunded 6/01/14) - FGIC Insured

          635   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00     A- (4)            694,779
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
        9,885   Total U.S. Guaranteed                                                                                    10,662,556
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.3% (7.9% OF TOTAL INVESTMENTS)

        1,000   American Municipal Power Ohio Inc., General Revenue Bonds,             2/18 at 100.00         A1            986,160
                 Series 2008, 5.250%, 2/15/43

        1,065   Cleveland, Ohio, Public Power System Revenue Bonds,                      No Opt. Call         AA            279,115
                 Series 2008B, 0.000%, 11/15/32 - MBIA Insured


                                       51

NBJ
Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,500   Ohio Air Quality Development Authority, Revenue Refunding              5/09 at 101.00         AA       $  2,517,625
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

          595   Ohio Municipal Electric Generation Agency, Beneficial Interest         2/14 at 100.00         AA            603,431
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal Revenue         9/08 at 102.00        N/R            945,370
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,160   Total Utilities                                                                                           5,331,701
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 1.5% (0.9% OF TOTAL INVESTMENTS)

          130   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,        12/17 at 100.00        Aa3            129,448
                 Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          210   Ohio Water Development Authority, Revenue Bonds, Drinking              6/18 at 100.00        AAA            216,571
                 Water Assistance Fund, State Match, Series 2008,
                 5.000%, 6/01/28 - FSA Insured

          270   Ohio Water Development Authority, Revenue Bonds, Fresh                12/11 at 100.00        AAA            276,537
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
          610   Total Water and Sewer                                                                                       622,556
------------------------------------------------------------------------------------------------------------------------------------
$      68,500   Total Investments (cost $68,026,784) - 155.7%                                                            67,410,251
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.9)%                                                                       (1,270,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      1,145,701
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.4)% (6)                                                    (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 43,285,952
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                          UNREALIZED
                                     CONTRACT           NUMBER OF            CONTRACT               VALUE AT            APPRECIATION
TYPE                                 POSITION           CONTRACTS          EXPIRATION          JULY 31, 2008          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                       Long                   8                9/08               $924,000                 $19,976
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $21,752, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (35.6)%.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVJ
Nuveen Ohio Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                   July 31, 2008
    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2) RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.4% (2.9% OF TOTAL INVESTMENTS)

$       1,670   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco          6/17 at 100.00        BBB       $  1,356,775
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-2, 5.875%, 6/01/47

           20   Puerto Rico, The Children's Trust Fund, Tobacco Settlement             5/12 at 100.00        BBB             18,469
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        1,690   Total Consumer Staples                                                                                    1,375,244
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 6.4% (4.2% OF TOTAL INVESTMENTS)

          350   Ohio Higher Education Facilities Commission, General Revenue           7/16 at 100.00         A+            339,542
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,            5/12 at 100.00         A2          1,180,463
                 Ohio Northern University, Series 2002, 5.750%, 5/01/16

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,           12/15 at 100.00       Baa2            457,855
                 Wittenberg University, Series 2005, 5.000%, 12/01/24

------------------------------------------------------------------------------------------------------------------------------------
        1,975   Total Education and Civic Organizations                                                                   1,977,860
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.2% (8.6% OF TOTAL INVESTMENTS)

          185   Akron, Bath and Copley Joint Township Hospital District, Ohio,           No Opt. Call       Baa1            185,931
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.000%, 11/15/08

          775   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati     5/16 at 100.00        N/R            672,421
                 Children's Medical Center Project, Series 2006K,
                 5.000%, 5/15/31 - FGIC Insured

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands        8/12 at 101.00          A          1,766,800
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

          250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide             11/18 at 100.00        Aa2            240,765
                 Children's Hospital Project, Series 2005, 5.000%, 11/01/40

          160   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,       5/16 at 100.00         A-            155,205
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

          500   Montgomery County, Ohio, Revenue Bonds, Catholic Health                5/14 at 100.00         AA            492,145
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          335   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00         A-            343,348
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30

          250   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health      11/16 at 100.00         A-            228,070
                 System Group, Series 2006, 5.250%, 11/15/36

------------------------------------------------------------------------------------------------------------------------------------
        4,205   Total Health Care                                                                                         4,084,685
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)

          200   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing          10/18 at 101.00        Aaa            183,626
                 Revenue Bonds, Canterbury Court Project, Series 2007,
                 5.500%, 10/20/42 (Alternative Minimum Tax)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          150    4.450%, 10/01/09 (Alternative Minimum Tax)                              No Opt. Call        Aaa            151,933
          200    4.900%, 6/20/48 (Alternative Minimum Tax)                             6/16 at 102.00        AAA            160,350

          750   Summit County Port Authority, Ohio, Multifamily Housing Revenue        9/17 at 102.00        AAA            652,312
                 Bonds, Callis Tower Apartments Project, Series 2007,
                 5.250%, 9/20/47 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,300   Total Housing/Multifamily                                                                                 1,148,221
------------------------------------------------------------------------------------------------------------------------------------


                                       53

NVJ
Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2) RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)

$         150   Ohio Housing Finance Agency, GNMA Mortgage-Backed                      8/10 at 100.00        Aaa       $    156,236
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

          500   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa            503,100
                 Program Residential Mortgage Revenue Bonds, Series 2000D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities           8/10 at 100.00        Aaa             45,550
                 Program Residential Mortgage Revenue Bonds, Series 2000F,
                 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage Revenue            9/15 at 100.00        Aaa            439,630
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,195   Total Housing/Single Family                                                                               1,144,516
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.6% (1.7% OF TOTAL INVESTMENTS)

          480   Ohio State Water Development Authority, Solid Waste Revenue            7/12 at 100.00         B+            445,325
                 Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

          400   Western Reserve Port Authority, Ohio, Solid Waste Facility             7/17 at 102.00        N/R            359,740
                 Revenue Bonds, Central Waste Inc., Series 2007A,
                 6.350%, 7/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          880   Total Industrials                                                                                           805,065
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

          400   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,            1/17 at 100.00        BBB            328,880
                 Life Enriching Communities Project, Series 2006A, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 32.0% (20.8% OF TOTAL INVESTMENTS)

        1,815   Columbus City School District, Franklin County, Ohio, General            No Opt. Call        AAA            650,187
                 Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured

          300   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,         12/14 at 100.00        AA+            312,042
                 5.000%, 12/01/21

        1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,         12/17 at 100.00        AAA          1,036,930
                 5.000%, 12/01/27

          250   Green, Ohio, General Obligation Bonds, Series 2008,                   12/15 at 100.00         AA            260,065
                 5.500%, 12/01/32 (WI/DD, Settling 8/06/08)

        1,275   Hamilton City School District, Ohio, General Obligation Bonds,         6/17 at 100.00        AAA          1,294,941
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

        1,000   Indian Lake Local School District, Logan and Auglaize Counties,        6/17 at 100.00         AA            985,530
                 Ohio, School Facilities Improvement and Refunding Bonds,
                 Series 2007, 5.000%, 12/01/34 - MBIA Insured

        1,000   Kenston Local School District, Geauga County, Ohio, General            6/13 at 100.00        Aa3          1,026,250
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 - MBIA Insured

          200   Lakewood City School District, Cuyahoga County, Ohio, General         12/17 at 100.00        AA-            203,268
                 Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC Insured

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                  12/12 at 100.00        Aa3          1,282,433
                 5.125%, 12/01/26 - AMBAC Insured

          500   Marysville Exempted School District, Union County, Ohio,              12/15 at 100.00        AAA            516,070
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

          100   Mason City School District, Counties of Warren and Butler, Ohio,       6/17 at 100.00        Aa1            101,780
                 General Obligation Bonds, Series 2007, 5.000%, 12/01/31

        1,000   Ohio, Common Schools Capital Facilities, General Obligation            9/11 at 100.00        AA+          1,035,660
                 Bonds, Series 2001B, 5.000%, 9/15/20

        1,130   Solon, Ohio, General Obligation Refunding and Improvement             12/12 at 100.00        AAA          1,185,257
                 Bonds, Series 2002, 5.000%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       10,840   Total Tax Obligation/General                                                                              9,890,413
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.6% (14.1% OF TOTAL INVESTMENTS)

        1,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien,             12/16 at 100.00        Aa3            995,750
                 Series 2006, 5.000%, 12/01/32 - AMBAC Insured

        1,000   Midview Local School District, Lorain County, Ohio, Certificates       5/13 at 100.00          A            986,710
                 of Participation, Series 2003, 5.000%, 11/01/30


                                       54

    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2) RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,250   Ohio State Building Authority, State Facilities Bonds, Administrative  4/12 at 100.00        AAA       $  1,327,075
                 Building Fund Projects, Series 2002A, 5.500%, 4/01/18 -
                 FSA Insured

          200   Ohio State Building Authority, State Facilities Bonds, Administrative  4/15 at 100.00        AAA            204,882
                 Building Fund Projects, Series 2005A, 5.000%, 4/01/25 -
                 FSA Insured

        1,000   Ohio, State Appropriation Lease Bonds, Higher Education Capital          No Opt. Call         AA          1,047,000
                 Facilities, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed Government            No Opt. Call        AAA          2,138,500
                 Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,450   Total Tax Obligation/Limited                                                                              6,699,917
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.5% (3.6% OF TOTAL INVESTMENTS)

        1,550   Ohio Turnpike Commission, Revenue Refunding Bonds,                       No Opt. Call         AA          1,711,618
                 Series 1998A, 5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 49.6% (32.2% OF TOTAL INVESTMENTS) (4)

        1,000   Canal Winchester Local School District, Franklin and Fairfield        12/08 at 102.00     A3 (4)          1,031,720
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25 (Pre-refunded
                 12/01/08) - FGIC Insured

          725   Eaton City School District, Preble County, Ohio, General Obligation   12/12 at 101.00     A1 (4)            813,523
                 Bonds, Series 2002, 5.750%, 12/01/21 (Pre-refunded 12/01/12) -
                 FGIC Insured

        1,300   Granville Exempt Village School District, Ohio, General Obligation    12/11 at 100.00    Aa2 (4)          1,413,854
                 Bonds, Series 2001, 5.500%, 12/01/28 (Pre-refunded 12/01/11)

          500   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue      10/08 at 101.00    BBB (4)            508,180
                 Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
                 (Pre-refunded 10/01/08)

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,                12/12 at 100.00    Aa2 (4)          1,098,140
                 5.375%, 12/01/22 (Pre-refunded 12/01/12)

          500   Miami East Local School District, Miami County, Ohio, General          6/12 at 100.00        AAA            540,860
                 Obligation Bonds, Series 2002, 5.125%, 12/01/29
                 (Pre-refunded 6/01/12) - FSA Insured

        1,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,            4/10 at 101.00      A (4)          1,082,200
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health                9/11 at 100.00     AA (4)          1,081,290
                 Initiatives, Series 2001, 5.500%, 9/01/12 (Pre-refunded 9/01/11)

        2,000   Ohio Higher Education Facilities Commission, Revenue                  10/12 at 100.00    AA- (4)          2,197,260
                 Bonds, Case Western Reserve University, Series 2002B,
                 5.500%, 10/01/22 (Pre-refunded 10/01/12) (5)

        1,000   Ohio State University, General Receipts Bonds, Series 1999A,          12/09 at 101.00     AA (4)          1,061,020
                 5.800%, 12/01/29 (Pre-refunded 12/01/09)

        1,000   Olentangy Local School District, Delaware and Franklin Counties,       6/14 at 100.00    AA+ (4)          1,103,770
                 Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21
                 (Pre-refunded 6/01/14) - FGIC Insured

        1,000   Parma Community General Hospital Association, Ohio, Hospital          11/08 at 101.00    N/R (4)          1,018,810
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)

        1,535   Pickerington Local School District, Fairfield and Franklin Counties,  12/11 at 100.00    AA- (4)          1,655,252
                 Ohio, General Obligation Bonds, School Facilities Construction
                 and Improvement, Series 2001, 5.250%, 12/01/20
                 (Pre-refunded 12/01/11) - FGIC Insured

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement        11/10 at 101.00     A- (4)            727,603
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
       14,225   Total U.S. Guaranteed                                                                                    15,333,482
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.1% (5.2% OF TOTAL INVESTMENTS)

          500   American Municipal Power Ohio Inc., General Revenue Bonds,             2/18 at 100.00         A1            493,080
                 Series 2008, 5.250%, 2/15/43

        1,500   American Municipal Power Ohio Inc., Wadsworth, Electric System         2/12 at 100.00         A2          1,584,495
                 Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 -
                 MBIA Insured

        1,595   Cleveland, Ohio, Public Power System Revenue Bonds,                      No Opt. Call         AA            418,018
                 Series 2008B, 0.000%, 11/15/32 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,595   Total Utilities                                                                                           2,495,593
------------------------------------------------------------------------------------------------------------------------------------


                                       55

NVJ
Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, 2008
    PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                            PROVISIONS (2) RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 1.8% (1.2% OF TOTAL INVESTMENTS)

$         130   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,        12/17 at 100.00        Aa3       $    129,447
                 Series 2007, 5.000%, 12/01/32 - AMBAC Insured

          160   Ohio Water Development Authority, Revenue Bonds, Drinking              6/18 at 100.00        AAA            165,006
                 Water Assistance Fund, State Match, Series 2008,
                 5.000%, 6/01/28 - FSA Insured

          270   Ohio Water Development Authority, Revenue Bonds, Fresh                12/11 at 100.00        AAA            276,537
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
          560   Total Water and Sewer                                                                                       570,990
------------------------------------------------------------------------------------------------------------------------------------
$      48,865   Total Investments (cost $47,057,991) - 153.7%                                                            47,566,484
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.7)%                                                                         (850,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                        724,707
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.3)% (6)                                                    (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 30,941,191
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2008:
                                      FUND                                     FIXED RATE                                 UNREALIZED
                 NOTIONAL      PAY/RECEIVE    FLOATING RATE      FIXED RATE       PAYMENT    EFFECTIVE  TERMINATION     APPRECIATION
COUNTERPARTY       AMOUNT    FLOATING RATE            INDEX    (ANNUALIZED)     FREQUENCY     DATE (7)         DATE   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Royal Bank
  of Canada    $1,500,000              Pay             SIFM          4.335%     Quarterly      8/06/08      8/06/37         $107,042
====================================================================================================================================

SIFM - The daily arithmetic average of the weekly Securities Industry and Financial Markets (SIFM) Municipal Swap Index, previously referred to as the Bond Market Association or BMA.

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2008:
                                                                                                                          UNREALIZED
                                     CONTRACT           NUMBER OF            CONTRACT               VALUE AT            APPRECIATION
TYPE                                 POSITION           CONTRACTS          EXPIRATION          JULY 31, 2008          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond                       Long                  10                9/08             $1,155,000                 $21,252
====================================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade. The Portfolio of Investments may reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA, RAAI and XLCA as of July 31, 2008. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $21,973, has been pledged to collateralize the net payment obligations under futures contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.7)%.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                                   July 31, 2008
                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $253,402,970, $160,398,948
    and $44,209,197, respectively)                                                  $255,452,685      $159,986,955      $43,603,385
Cash                                                                                   1,433,961            17,545          399,843
Unrealized appreciation on forward swaps                                                      --            71,362               --
Receivables:
   Interest                                                                            2,942,611         2,237,260          550,022
   Investments sold                                                                    1,200,000         2,140,000               --
   Variation margin on futures contracts                                                      --             3,359               --
Other assets                                                                              26,900            10,545            2,644
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                      261,056,157       164,467,026       44,555,894
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                                                     --                --               --
Payable for investments purchased                                                        666,765           444,510          123,475
Accrued expenses:
   Management fees                                                                       139,669            88,658           16,593
   Other                                                                                  87,100            45,594           13,550
Common share dividends payable                                                           577,469           369,659          116,065
Preferred share dividends payable                                                         60,402            30,202            1,502
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                   1,531,405           978,623          271,185
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                94,000,000        56,000,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $165,524,752      $107,488,403      $28,284,709
====================================================================================================================================
Common shares outstanding                                                             11,714,953         7,751,048        2,066,986
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      14.13      $      13.87      $     13.68
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    117,150      $     77,510      $    20,670
Paid-in surplus                                                                      163,942,156       108,391,489       29,275,661
Undistributed (Over-distribution of) net investment income                                (7,421)         (141,120)         (48,259)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                          (576,848)         (512,658)        (357,551)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                         2,049,715          (326,818)        (605,812)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $165,524,752      $107,488,403      $28,284,709
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES (continued)
                                                                   July 31, 2008

                                                                            OHIO             OHIO              OHIO             OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $224,374,969, $91,052,976,
   $68,026,784 and $47,057,991, respectively)                       $224,155,106      $91,395,993       $67,410,251     $47,566,484
Cash                                                                   3,512,695        1,314,925         1,024,279         429,167
Unrealized appreciation on forward swaps                                      --          107,042                --         107,042
Receivables:
   Interest                                                            2,556,064        1,098,049           731,591         579,520
   Investments sold                                                           --               --                --              --
   Variation margin on futures contracts                                  32,250           13,437             5,375           6,719
Other assets                                                              22,173            7,767             2,712           7,616
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                      230,278,288       93,937,213        69,174,208      48,696,548
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Floating rate obligations                                              4,435,000        1,700,000         1,270,000         850,000
Payable for investments purchased                                      1,540,755          482,770           410,868         256,793
Accrued expenses:
   Management fees                                                       120,554           37,943            25,118          17,675
   Other                                                                  62,746           23,543            16,335          12,101
Common share dividends payable                                           456,369          215,159           156,523         115,603
Preferred share dividends payable                                         46,184            2,909             9,412           3,185
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                   6,661,608        2,462,324         1,888,256       1,255,357
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000        24,000,000      16,500,000
====================================================================================================================================
Net assets applicable to Common shares                              $146,616,680      $60,474,889       $43,285,952     $30,941,191
====================================================================================================================================
Common shares outstanding                                              9,746,032        4,244,093         3,121,477       2,158,458
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      15.04      $     14.25       $     13.87     $     14.33
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     97,460      $    42,441       $    31,215     $    21,585
Paid-in surplus                                                      147,811,741       60,270,619        44,255,705      30,541,212
Undistributed (Over-distribution of) net investment income                 3,336          108,618           (32,879)         24,308
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        (1,177,616)        (438,139)         (371,532)       (282,701)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                          (118,241)         491,350          (596,557)        636,787
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $146,616,680      $60,474,889       $43,285,952     $30,941,191
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000       Unlimited          Unlimited       Unlimited
   Preferred                                                           1,000,000       Unlimited          Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                                        Year Ended July 31, 2008

                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                           (NUM)             (NMP)            (NZW)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $13,055,842       $ 8,439,692      $ 2,264,968
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,672,600         1,061,252          290,376
Preferred shares - auction fees                                                          235,594           140,353           40,101
Preferred shares - dividend disbursing agent fees                                         20,000            20,000           10,000
Shareholders' servicing agent fees and expenses                                           20,771            15,756              820
Interest expense on floating rate obligations                                             70,020           160,686           12,937
Custodian's fees and expenses                                                             60,538            37,107           15,898
Directors'/Trustees' fees and expenses                                                     6,577             4,376            1,269
Professional fees                                                                         25,401            20,225           10,598
Shareholders' reports - printing and mailing expenses                                     51,006            36,480           12,520
Stock exchange listing fees                                                                9,404             9,408              244
Investor relations expense                                                                30,527            19,863            5,785
Other expenses                                                                            27,563            16,974           12,005
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   2,230,001         1,542,480          412,553
   Custodian fee credit                                                                  (22,051)          (16,783)          (4,952)
   Expense reimbursement                                                                      --                --          (95,272)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,207,950         1,525,697          312,329
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 10,847,892         6,913,995        1,952,639
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                          (263,137)         (512,989)         (97,468)
   Forward swaps                                                                              --            (6,970)              --
   Futures                                                                                    --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        (7,931,308)       (5,009,333)      (1,870,613)
   Forward swaps                                                                              --           207,726               --
   Futures                                                                                    --            13,813               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (8,194,445)       (5,307,753)      (1,968,081)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (2,850,189)       (1,775,079)        (491,691)
From accumulated net realized gains                                                     (431,262)         (187,020)         (48,339)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (3,281,451)       (1,962,099)        (540,030)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                    $ (628,004)      $  (355,857)     $  (555,472)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS (continued)
                                                        Year Ended July 31, 2008

                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $11,401,219      $ 4,650,740       $ 3,393,532      $ 2,404,109
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,440,999          593,332           437,799          307,644
Preferred shares - auction fees                                         192,987           77,696            60,150           41,353
Preferred shares - dividend disbursing agent fees                        29,151           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                          22,659            1,107             1,195              935
Interest expense on floating rate obligations                           239,395           94,080            70,334           48,021
Custodian's fees and expenses                                            96,078           30,610            21,586           17,878
Directors'/Trustees' fees and expenses                                    5,787            2,321             1,400            1,275
Professional fees                                                        23,666           13,003            11,578           10,503
Shareholders' reports - printing and mailing expenses                    49,745           23,492            17,814           13,707
Stock exchange listing fees                                               9,440              501               368              255
Investor relations expense                                               28,491           10,361             9,195            6,569
Other expenses                                                           19,208           13,509            12,736           12,058
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  2,157,606          870,012           654,155          470,198
   Custodian fee credit                                                 (14,572)          (7,191)           (7,350)          (6,018)
   Expense reimbursement                                                     --         (171,421)         (143,623)        (113,089)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,143,034          691,400           503,182          351,091
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 9,258,185        3,959,340         2,890,350        2,053,018
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                         (894,117)        (240,447)         (326,158)        (272,641)
   Forward swaps                                                       (113,636)         (31,726)          (45,455)              --
   Futures                                                               (8,573)          (8,580)                --          23,859
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (6,068,561)      (2,295,579)       (1,953,136)      (1,043,820)
   Forward swaps                                                        141,307          220,088            56,523          107,042
   Futures                                                              101,622           41,291            19,976            9,550
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (6,841,958)      (2,314,953)       (2,248,250)      (1,176,010)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,439,092)        (974,550)         (790,428)        (496,884)
From accumulated net realized gains                                    (235,804)        (133,387)          (67,354)         (45,494)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (2,674,896)      (1,107,937)         (857,782)        (542,378)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $  (258,669)     $   536,450       $  (215,682)     $   334,630
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS

                                           MICHIGAN                             MICHIGAN                           MICHIGAN
                                     QUALITY INCOME (NUM)                 PREMIUM INCOME (NMP)             DIVIDEND ADVANTAGE (NZW)
                                ------------------------------       ----------------------------       ----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     7/31/08           7/31/07           7/31/08          7/31/07           7/31/08         7/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 10,847,892      $ 11,023,625      $  6,913,995     $  6,952,299       $ 1,952,639     $ 1,965,259
Net realized gain (loss) from:
   Investments                      (263,137)        2,021,802          (512,989)       1,318,366           (97,468)        397,159
   Forward swaps                          --                --            (6,970)              --                --         (50,922)
   Futures                                --                --                --               --                --              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                    (7,931,308)       (3,145,750)       (5,009,333)      (2,008,515)       (1,870,613)       (641,385)
   Forward swaps                          --                --           207,726         (136,364)               --          23,573
   Futures                                --                --            13,813               --                --              --
Distributions to
   Preferred Shareholders:
   From net investment income     (2,850,189)       (2,968,560)       (1,775,079)      (1,756,872)         (491,691)       (505,441)
   From accumulated
      net realized gains            (431,262)         (232,090)         (187,020)        (174,588)          (48,339)         (4,070)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  (628,004)        6,699,027          (355,857)       4,194,326          (555,472)      1,184,173
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (7,897,051)       (8,329,332)       (5,138,948)      (5,530,371)       (1,457,223)     (1,592,223)
From accumulated net
   realized gains                 (1,193,754)         (859,878)         (574,353)        (717,747)         (150,270)        (16,105)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (9,090,805)       (9,189,210)       (5,713,301)      (6,248,118)       (1,607,493)     (1,608,328)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --                --                --                --             8,680         40,054
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --                --                --                --             8,680         40,054
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares    (9,718,809)       (2,490,183)       (6,069,158)      (2,053,792)       (2,154,285)       (384,101)
Net assets applicable to Common
   shares at the
   beginning of year             175,243,561       177,733,744       113,557,561      115,611,353        30,438,994      30,823,095
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $165,524,752      $175,243,561      $107,488,403     $113,557,561       $28,284,709     $30,438,994
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                      $     (7,421)     $    (85,440)     $   (141,120)    $   (133,697)      $   (48,259)    $   (51,915)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued)
                                             OHIO                                 OHIO                               OHIO
                                     QUALITY INCOME (NUO)               DIVIDEND ADVANTAGE (NXI)          DIVIDEND ADVANTAGE 2 (NBJ)
                                ------------------------------       ----------------------------       ----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     7/31/08           7/31/07           7/31/08          7/31/07           7/31/08         7/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 9,258,185       $ 9,361,633       $ 3,959,340      $ 3,996,849       $ 2,890,350     $ 2,885,530
Net realized gain (loss) from:
   Investments                      (894,117)        1,187,125          (240,447)         458,042          (326,158)        356,781
   Forward swaps                    (113,636)               --           (31,726)              --           (45,455)             --
   Futures                            (8,573)               --            (8,580)              --                --              --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                    (6,068,561)       (2,229,443)       (2,295,579)        (728,528)       (1,953,136)       (612,925)
   Forward swaps                     141,307          (141,307)          220,088         (113,046)           56,523         (56,523)
   Futures                           101,622                --            41,291               --            19,976              --
Distributions to
   Preferred Shareholders:
   From net investment income     (2,439,092)       (2,526,574)         (974,550)      (1,023,335)         (790,428)       (788,031)
   From accumulated
      net realized gains            (235,804)         (109,526)         (133,387)         (34,050)          (67,354)        (39,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  (258,669)        5,541,908           536,450        2,555,932          (215,682)      1,745,376
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (6,520,095)       (7,105,832)       (2,775,637)      (3,063,555)       (2,007,110)     (2,156,940)
From accumulated
   net realized gains               (656,883)         (409,333)         (399,794)        (131,955)         (185,104)       (137,033)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (7,176,978)       (7,515,165)       (3,175,431)      (3,195,510)       (2,192,214)     (2,293,973)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --                --                --           17,968                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --                --                --           17,968                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares    (7,435,647)       (1,973,257)       (2,638,981)        (621,610)       (2,407,896)       (548,597)
Net assets applicable to Common
   shares at the
   beginning of year             154,052,327       156,025,584        63,113,870       63,735,480        45,693,848      46,242,445
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $146,616,680      $154,052,327       $60,474,889      $63,113,870       $43,285,952     $45,693,848
====================================================================================================================================
Undistributed
   (Over-distribution of)
   net investment income
   at the end of year           $      3,336      $   (293,613)      $   108,618      $   (98,082)      $   (32,879)    $  (125,378)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                    OHIO
                                                                                                        DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                       ----------------------------
                                                                                                       YEAR ENDED       YEAR ENDED
                                                                                                          7/31/08          7/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 2,053,018      $ 2,070,882
Net realized gain (loss) from:
   Investments                                                                                            (272,641)         233,291
   Forward swaps                                                                                                --          (32,854)
   Futures                                                                                                  23,859           34,159
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                          (1,043,820)        (450,205)
   Forward swaps                                                                                           107,042           15,013
   Futures                                                                                                   9,550          (11,622)
Distributions to Preferred Shareholders:
   From net investment income                                                                             (496,884)        (530,895)
   From accumulated net realized gains                                                                     (45,494)         (21,569)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                         334,630        1,306,200
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (1,454,801)      (1,545,319)
From accumulated net realized gains                                                                       (132,313)         (76,833)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                               (1,587,114)      (1,622,152)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                                                                --            3,269
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                                   --            3,269
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                          (1,252,484)        (312,683)
Net assets applicable to Common
   shares at the beginning of year                                                                      32,193,675       32,506,358
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                           $30,941,191      $32,193,675
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                                                                                             $    24,308      $   (76,726)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (collectively, the "). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2008, Michigan Quality Income (NUM), Michigan Premium Income (NMP), Michigan Dividend Advantage
(NZW), Ohio Quality Income (NUO), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) each had outstanding when-issued/delayed delivery purchase commitments of $666,765, $444,510, $123,475, $1,540,755, $482,770, $410,868 and $256,793, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 `'Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is `'more-likely-than-not" (i.e., a greater than 50 percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded that the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --          840           --
   Series W                                         --           --          640
   Series TH                                     3,200        1,400           --
   Series F                                        560           --           --
--------------------------------------------------------------------------------
Total                                            3,760        2,240          640
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                           680           --           --           --
   Series T                            --           --           --          660
   Series W                            --        1,240           --           --
   Series TH                        1,400           --           --           --
   Series TH2                       1,000           --           --           --
   Series F                            --           --          960           --
--------------------------------------------------------------------------------
Total                               3,080        1,240          960          660
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

On June 11, 2008, Nuveen Investments, Inc. ("Nuveen") announced the Fund Board's approval of plans to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the municipal funds' outstanding auction-rate preferred securities, whose auctions have been failing for several months, including an initial phase of approximately $1 billion in forty-one funds. On June 26, 2008, thirteen municipal funds (none of which are included in this shareholder report) issued par redemption notices for a portion of their auction-rate securities aggregating approximately $580 million.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended July 31, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2008, were as follows:

                                            MICHIGAN     MICHIGAN    MICHIGAN         OHIO         OHIO         OHIO         OHIO
                                             QUALITY      PREMIUM    DIVIDEND      QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                              INCOME       INCOME   ADVANTAGE       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                               (NUM)        (NMP)       (NZW)        (NUO)        (NXI)        (NBJ)        (NVJ)
---------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations         $2,019,590   $4,661,134    $373,128   $7,507,090   $2,941,639   $2,199,057   $1,497,992
Average annual interest rate and fees          3.47%        3.45%       3.47%        3.19%        3.20%        3.20%        3.21%
=================================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Michigan Quality Income
(NUM) and Michigan Dividend Advantage (NZW) were the only Funds that did not invest in forward interest rate swap transactions during the fiscal year ended July 31, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

Notes to
FINANCIAL STATEMENTS (continued)



During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Michigan Quality Income (NUM) and Michigan Dividend Advantage (NZW) were the only Funds that did not invest in futures contracts during the fiscal year ended July 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Common Share Repurchases

On July 30, 2008, the Board of Directors/Trustees for each of Nuveen's 120 closed-end funds approved a program under which each fund may repurchase up to 10% of its common shares. No common shares were repurchased during the fiscal year ended July 31, 2008.

Transactions in Common shares were as follows:

                                          MICHIGAN QUALITY           MICHIGAN PREMIUM          MICHIGAN DIVIDEND
                                            INCOME (NUM)               INCOME (NMP)             ADVANTAGE (NZW)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         7/31/08       7/31/07      7/31/08      7/31/07      7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            --           --           --          595        2,587
==================================================================================================================
                                            OHIO QUALITY               OHIO DIVIDEND             OHIO DIVIDEND
                                            INCOME (NUO)              ADVANTAGE (NXI)          ADVANTAGE 2 (NBJ)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         7/31/08       7/31/07      7/31/08      7/31/07      7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions              --            --           --        1,177           --           --
==================================================================================================================
                                                                                                 OHIO DIVIDEND
                                                                                               ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------
                                                                                           YEAR ENDED   YEAR ENDED
                                                                                              7/31/08      7/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                                   --          219
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2008, were as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                   (NUM)        (NMP)        (NZW)
------------------------------------------------------------------------------------------------------------------
Purchases                                                                    $47,007,129  $33,274,334   $7,975,024
Sales and maturities                                                          53,553,227   43,009,478    8,980,107
==================================================================================================================
                                                                       OHIO         OHIO         OHIO         OHIO
                                                                    QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)        (NBJ)        (NVJ)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $33,148,486  $15,724,093  $11,407,019   $9,175,952
Sales and maturities                                             41,044,369   19,860,897   14,262,087   10,480,855
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

                                             MICHIGAN      MICHIGAN     MICHIGAN
                                              QUALITY       PREMIUM     DIVIDEND
                                               INCOME        INCOME    ADVANTAGE
                                                (NUM)         (NMP)        (NZW)
--------------------------------------------------------------------------------
Cost of investments                      $253,522,989  $160,377,831  $44,203,031
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Cost of investments          $219,844,414  $89,237,200  $66,737,712  $46,195,798
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

                                                                                MICHIGAN      MICHIGAN      MICHIGAN
                                                                                 QUALITY       PREMIUM      DIVIDEND
                                                                                  INCOME        INCOME     ADVANTAGE
                                                                                   (NUM)         (NMP)         (NZW)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                              $ 7,802,502    $3,107,215   $   823,417
   Depreciation                                                               (5,872,806)   (3,498,091)   (1,423,063)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                    $ 1,929,696    $ (390,876)  $  (599,646)
=====================================================================================================================
                                                                      OHIO          OHIO          OHIO          OHIO
                                                                   QUALITY      DIVIDEND      DIVIDEND      DIVIDEND
                                                                    INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                     (NUO)         (NXI)         (NBJ)         (NVJ)
---------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                $ 5,379,584   $ 2,594,210   $ 1,020,047   $ 1,531,738
   Depreciation                                                 (5,503,970)   (2,135,417)   (1,617,508)   (1,011,052)
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments      $  (124,386)  $   458,793   $  (597,461)  $   520,686
=====================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2008, the Funds' tax year end, were as follows:

                                                                                MICHIGAN      MICHIGAN      MICHIGAN
                                                                                 QUALITY       PREMIUM      DIVIDEND
                                                                                  INCOME        INCOME     ADVANTAGE
                                                                                   (NUM)         (NMP)         (NZW)
--------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                           $646,261      $294,280       $67,957
Undistributed net ordinary income **                                                  --            --           628
Undistributed net long-term capital gains                                             --            --        33,173
====================================================================================================================
                                                                      OHIO          OHIO          OHIO          OHIO
                                                                   QUALITY      DIVIDEND      DIVIDEND      DIVIDEND
                                                                    INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                                     (NUO)         (NXI)         (NBJ)         (NVJ)
--------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                             $490,072      $224,937      $122,901      $135,092
Undistributed net ordinary income **                                    --            --            --            --
Undistributed net long-term capital gains                               --            --            --           484
====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2008, paid on August 1, 2008.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
2008                                                                               (NUM)        (NMP)        (NZW)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                  $10,748,540   $6,922,965   $1,960,679
Distributions from net ordinary income **                                         68,426       12,818           --
Distributions from net long-term capital gains****                             1,574,122      748,463      198,609
==================================================================================================================
                                                                       OHIO         OHIO         OHIO         OHIO
                                                                    QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2008                                                                  (NUO)        (NXI)        (NBJ)        (NVJ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                      $8,988,444   $3,778,712   $2,803,986   $1,968,527
Distributions from net ordinary income **                            10,212           --        3,297           --
Distributions from net long-term capital gains****                  882,398      532,929      248,931      177,807
==================================================================================================================

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
2007                                                                               (NUM)        (NMP)        (NZW)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                     $11,324,987   $7,313,161   $2,109,139
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains                                 1,091,968      892,335       20,175
==================================================================================================================
                                                                       OHIO         OHIO         OHIO         OHIO
                                                                    QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NUO)        (NXI)        (NBJ)        (NVJ)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                         $9,691,928   $4,111,327   $2,959,465   $2,078,890
Distributions from net ordinary income **                             8,612           --        1,566       20,184
Distributions from net long-term capital gains                      511,427      166,005      174,923       78,218
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2008, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2008.

At July 31, 2008, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MICHIGAN         OHIO
                                                            PREMIUM     DIVIDEND
                                                             INCOME  ADVANTAGE 2
                                                              (NMP)        (NBJ)
--------------------------------------------------------------------------------
Expiration: July 31, 2016                                  $ 34,858     $ 14,045
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Post-October capital losses                   $399,928     $463,986     $391,351
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


                                    OHIO          OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Post-October capital losses    $1,075,995     $396,849     $337,513     $261,935
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
AVERAGE DAILY NET ASSETS                           MICHIGAN PREMIUM INCOME (NMP)
(INCLUDING NET ASSETS                                  OHIO QUALITY INCOME (NUO)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
AVERAGE DAILY NET ASSETS                         OHIO DIVIDEND ADVANTAGE 2 (NBJ)
(INCLUDING NET ASSETS                            OHIO DIVIDEND ADVANTAGE 3 (NVJ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2008, the complex-level fee rate was .1878%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to
FINANCIAL STATEMENTS (continued)



For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                          YEAR ENDING
MARCH 31,                                            MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                      2007                   .25%
2002                       .30                       2008                   .20
2003                       .30                       2009                   .15
2004                       .30                       2010                   .10
2005                       .30                       2011                   .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                          YEAR ENDING
SEPTEMBER 30,                                        SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%                      2007                   .25%
2002                       .30                       2008                   .20
2003                       .30                       2009                   .15
2004                       .30                       2010                   .10
2005                       .30                       2011                   .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                          YEAR ENDING
MARCH 31,                                            MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                      2008                   .25%
2003                       .30                       2009                   .20
2004                       .30                       2010                   .15
2005                       .30                       2011                   .10
2006                       .30                       2012                   .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing investment management agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 2, 2008, to shareholders of record on August 15, 2008, as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Dividend per share                              $.0555       $.0550       $.0585
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0550       $.0540       $.0530       $.0555
================================================================================

Financial
HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  -----------------------------
                                                       Distributions    Distributions
                                                            from Net             from                  Net
                   Beginning                              Investment          Capital           Investment    Capital
                      Common                     Net       Income to         Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred        Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-           Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+         holders+   Total     holders    holders    Total
-------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                  $14.96       $ .93       $(.71)          $(.24)           $(.04)  $ (.06)      $(.67)     $(.10)  $ (.77)
2007                   15.17         .94        (.10)           (.25)            (.02)     .57        (.71)      (.07)    (.78)
2006                   15.88         .96        (.52)           (.21)            (.02)     .21        (.81)      (.11)    (.92)
2005                   15.51         .98         .57            (.13)            (.01)    1.41        (.93)      (.11)   (1.04)
2004                   15.14        1.01         .49            (.06)            (.01)    1.43        (.95)      (.11)   (1.06)

MICHIGAN PREMIUM INCOME (NMP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   14.65         .89        (.69)           (.23)            (.02)    (.05)       (.66)      (.07)    (.73)
2007                   14.92         .90        (.12)           (.23)            (.02)     .53        (.71)      (.09)    (.80)
2006                   15.55         .91        (.40)           (.18)            (.02)     .31        (.79)      (.15)    (.94)
2005                   15.19         .93         .50            (.11)              --     1.32        (.91)      (.05)    (.96)
2004                   15.24         .97         .38            (.04)            (.03)    1.28        (.94)      (.39)   (1.33)
===============================================================================================================================
                                                             Total Returns
                                                         ---------------------
                       Offering                                         Based
                      Costs and    Ending                                  on
                      Preferred    Common                 Based        Common
                          Share     Share    Ending          on     Share Net
                   Underwriting     Asset    Market      Market         Asset
                      Discounts     Value     Value       Value*        Value*
-------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
-------------------------------------------------------------------------------
Year Ended 7/31:
2008                       $ --    $14.13    $12.32       (7.77)%        (.43)%
2007                         --     14.96     14.16        3.64          3.77
2006                         --     15.17     14.41       (2.28)         1.41
2005                         --     15.88     15.67        9.94          9.28
2004                         --     15.51     15.20        5.17          9.52

MICHIGAN PREMIUM INCOME (NMP)
-------------------------------------------------------------------------------
Year Ended 7/31:
2008                         --     13.87     12.38       (5.09)         (.36)
2007                         --     14.65     13.80        2.16          3.59
2006                         --     14.92     14.27       (3.12)         2.06
2005                         --     15.55     15.68       16.03          8.80
2004                         --     15.19     14.37        5.46          8.56
===============================================================================
                                                                Ratios/Supplemental Data
                   -----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                 Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                  After Credit/Reimbursement**
                                 ------------------------------------------   ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses           Net       Expenses         Expenses          Net  Portfolio
                     to Common      Including       Excluding    Investment      Including        Excluding   Investment   Turnover
                   Shares (000)  Interest++(a)   Interest++(a)     Income++   Interest++(a)    Interest++(a)    Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                  $165,525           1.29%           1.25%         6.28%          1.28%            1.24%        6.29%        18%
2007                   175,244           1.26            1.22          6.12           1.24             1.20         6.14         13
2006                   177,734           1.23            1.23          6.17           1.22             1.22         6.19         18
2005                   185,900           1.22            1.22          6.13           1.21             1.21         6.14          8
2004                   181,114           1.22            1.22          6.44           1.22             1.22         6.45         15

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   107,488           1.38            1.23          6.16           1.36             1.22         6.18         20
2007                   113,558           1.38            1.22          5.97           1.37             1.21         5.98         15
2006                   115,611           1.20            1.20          6.03           1.19             1.19         6.03          6
2005                   120,475           1.19            1.19          5.97           1.17             1.17         5.98         11
2004                   117,529           1.20            1.20          6.28           1.19             1.19         6.30         28
====================================================================================================================================

                   Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
MICHIGAN QUALITY INCOME (NUM)
----------------------------------------------------
Year Ended 7/31:
2008              $94,000       $25,000      $69,023
2007               94,000        25,000       71,607
2006               94,000        25,000       72,270
2005               94,000        25,000       74,441
2004               94,000        25,000       73,169

MICHIGAN PREMIUM INCOME (NMP)
----------------------------------------------------
Year Ended 7/31:
2008               56,000        25,000       72,986
2007               56,000        25,000       75,695
2006               56,000        25,000       76,612
2005               56,000        25,000       78,783
2004               56,000        25,000       77,468
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                                Less Distributions
                              ------------------------------------------------------------------  -----------------------------
                                                       Distributions    Distributions
                                                            from Net             from                    Net
                   Beginning                              Investment          Capital             Investment    Capital
                      Common                     Net       Income to         Gains to              Income to   Gains to
                       Share         Net   Realized/       Preferred        Preferred                 Common     Common
                   Net Asset  Investment  Unrealized          Share-           Share-                 Share-     Share-
                       Value      Income  Gain (Loss)        holders+         holders+     Total     holders    holders    Total
--------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                  $14.73        $.94       $(.95)          $(.24)           $(.02)    $ (.27)      $(.71)     $(.07)  $(.78)
2007                   14.94         .95        (.14)           (.24)              --***     .57        (.77)      (.01)   (.78)
2006                   15.44         .97        (.40)           (.20)              --        .37        (.87)        --    (.87)
2005                   14.82         .98         .63            (.11)              --       1.50        (.89)        --    (.89)
2004                   14.30         .99         .47            (.05)              --       1.41        (.89)        --    (.89)
================================================================================================================================
                                                            Total Returns
                                                        ---------------------
                      Offering                                         Based
                     Costs and    Ending                                  on
                     Preferred    Common                 Based        Common
                         Share     Share    Ending          on     Share Net
                  Underwriting     Asset    Market      Market         Asset
                     Discounts     Value     Value       Value*        Value*
------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------
Year Ended 7/31:
2008                      $ --    $13.68    $13.10       (8.10)%       (1.95)%
2007                        --     14.73     15.10         .46          3.79
2006                        --     14.94     15.81        (.47)         2.46
2005                       .01     15.44     16.79       21.34         10.41
2004                        --     14.82     14.65        2.99         10.00
==============================================================================
                                                                 Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                 Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                         Before Credit/Reimbursement                  After Credit/Reimbursement**
                                  ------------------------------------------   ----------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses        Expenses           Net       Expenses       Expenses          Net   Portfolio
                      to Common      Including       Excluding    Investment      Including      Excluding   Investment    Turnover
                    Shares (000)  Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)    Income++        Rate
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                    $28,285           1.39%           1.34%         6.23%          1.05%          1.01%        6.57%         18%
2007                     30,439           1.38            1.35          5.89            .96            .93         6.31          19
2006                     30,823           1.31            1.31          5.92            .83            .83         6.40           8
2005                     31,821           1.27            1.27          5.93            .81            .81         6.39           8
2004                     30,538           1.28            1.28          6.13            .81            .81         6.60           9
====================================================================================================================================

                   Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
MICHIGAN DIVIDEND ADVANTAGE (NZW)
----------------------------------------------------
Year Ended 7/31:
2008              $16,000       $25,000      $69,195
2007               16,000        25,000       72,561
2006               16,000        25,000       73,161
2005               16,000        25,000       74,720
2004               16,000        25,000       72,716
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  78-79 spread

Financial
HIGHLIGHTS (continued)
Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  -----------------------------
                                                       Distributions    Distributions
                                                            from Net             from                  Net
                   Beginning                              Investment          Capital           Investment    Capital
                      Common                     Net       Income to         Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred        Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-           Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+         holders+   Total     holders    holders    Total
-------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                  $15.81       $ .95       $(.71)          $(.25)           $(.02)  $ (.03)     $ (.67)      (.07)  $ (.74)
2007                   16.01         .96        (.12)           (.26)            (.01)     .57        (.73)      (.04)    (.77)
2006                   16.58         .98        (.42)           (.22)            (.01)     .33        (.85)      (.05)    (.90)
2005                   16.21        1.02         .49            (.12)              --     1.39        (.98)      (.04)   (1.02)
2004                   16.17        1.07         .25            (.06)            (.01)    1.25       (1.00)      (.21)   (1.21)

OHIO DIVIDEND ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   14.87         .93        (.55)           (.23)            (.03)     .12        (.65)      (.09)    (.74)
2007                   15.02         .94        (.09)           (.24)            (.01)     .60        (.72)      (.03)    (.75)
2006                   15.55         .96        (.40)           (.21)              --      .35        (.85)      (.03)    (.88)
2005                   15.05        1.00         .57            (.11)              --     1.46        (.96)        --     (.96)
2004                   14.66        1.04         .40            (.06)              --     1.38        (.97)      (.02)    (.99)
===============================================================================================================================
                                                              Total Returns
                                                          ---------------------
                        Offering                                         Based
                       Costs and    Ending                                  on
                       Preferred    Common                 Based        Common
                           Share     Share    Ending          on     Share Net
                    Underwriting     Asset    Market      Market         Asset
                       Discounts     Value     Value       Value*        Value*
--------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
--------------------------------------------------------------------------------
Year Ended 7/31:
2008                        $ --    $15.04    $13.40       (2.18)%        (.26)%
2007                          --     15.81     14.43       (4.25)         3.56
2006                          --     16.01     15.83       (1.36)         2.10
2005                          --     16.58     16.96       10.25          8.70
2004                          --     16.21     16.30        2.59          7.87

OHIO DIVIDEND ADVANTAGE (NXI)
--------------------------------------------------------------------------------
Year Ended 7/31:
2008                          --     14.25     12.77       (6.21)          .83
2007                          --     14.87     14.39         .52          4.02
2006                          --     15.02     15.05       (6.53)         2.32
2005                          --     15.55     17.00       21.79          9.87
2004                          --     15.05     14.80       10.70          9.54
================================================================================
                                                                Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement**
                                 -----------------------------------------    ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable        Expenses       Expenses           Net        Expenses         Expenses          Net  Portfolio
                    to Common       Including      Excluding    Investment       Including        Excluding   Investment   Turnover
                  Shares (000)   Interest++(a)  Interest++(a)     Income++    Interest++(a)    Interest++(a)    Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                 $146,617            1.42%          1.26%         6.08%           1.41%            1.25%        6.09%        14%
2007                  154,052            1.29           1.19          5.94            1.27             1.17         5.95         15
2006                  156,026            1.20           1.20          6.05            1.19             1.19         6.06          9
2005                  160,982            1.19           1.19          6.16            1.18             1.18         6.17         14
2004                  156,634            1.20           1.20          6.46            1.19             1.19         6.47         31

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   60,475            1.39           1.24          6.06            1.11              .96         6.34         17
2007                   63,114            1.32           1.22          5.85             .96              .86         6.21         14
2006                   63,735            1.21           1.21          5.85             .76              .76         6.30          6
2005                   65,873            1.21           1.21          6.00             .76              .76         6.46         14
2004                   63,642            1.20           1.20          6.41             .75              .75         6.86         10
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
OHIO QUALITY INCOME (NUO)
----------------------------------------------------
Year Ended 7/31:
2008              $77,000       $25,000      $72,603
2007               77,000        25,000       75,017
2006               77,000        25,000       75,658
2005               77,000        25,000       77,267
2004               77,000        25,000       75,855

OHIO DIVIDEND ADVANTAGE (NXI)
----------------------------------------------------
Year Ended 7/31:
2008               31,000        25,000       73,770
2007               31,000        25,000       75,898
2006               31,000        25,000       76,400
2005               31,000        25,000       78,123
2004               31,000        25,000       76,324
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  80-81 spread

Financial
HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                   Investment Operations                              Less Distributions
                              ----------------------------------------------------------------  -----------------------------
                                                       Distributions    Distributions
                                                            from Net             from                  Net
                   Beginning                              Investment          Capital           Investment    Capital
                      Common                     Net       Income to         Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred        Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-           Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+         holders+   Total     holders    holders    Total
===============================================================================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                  $14.64       $ .93       $(.73)          $(.25)           $(.02)  $ (.07)      $(.64)     $(.06)   $(.70)
2007                   14.81         .92        (.10)           (.25)            (.01)     .56        (.69)      (.04)    (.73)
2006                   15.37         .93        (.41)           (.22)            (.01)     .29        (.80)      (.05)    (.85)
2005                   14.85         .95         .61            (.12)              --     1.44        (.90)      (.02)    (.92)
2004                   14.31         .99         .53            (.06)              --     1.46        (.92)        --     (.92)

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                   14.92         .95        (.56)           (.23)            (.02)     .14        (.67)      (.06)    (.73)
2007                   15.06         .96        (.08)           (.25)            (.01)     .62        (.72)      (.04)    (.76)
2006                   15.57         .95        (.45)           (.22)              --      .28        (.79)        --     (.79)
2005                   14.93         .95         .69            (.11)              --     1.53        (.87)      (.02)    (.89)
2004                   14.48         .96         .51            (.06)            (.01)    1.40        (.88)      (.07)    (.95)
===============================================================================================================================
                                                             Total Returns
                                                         ---------------------
                       Offering                                         Based
                      Costs and    Ending                                  on
                      Preferred    Common                 Based        Common
                          Share     Share    Ending          on     Share Net
                   Underwriting     Asset    Market      Market         Asset
                      Discounts     Value     Value       Value*        Value*
===============================================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------
Year Ended 7/31:
2008                       $ --    $13.87    $12.37       (5.46)%        (.51)%
2007                         --     14.64     13.80       (1.26)         3.80
2006                         --     14.81     14.70         .35          1.96
2005                         --     15.37     15.48       11.63          9.90
2004                         --     14.85     14.70        9.60         10.33

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------
Year Ended 7/31:
2008                         --     14.33     12.91       (5.13)          .95
2007                         --     14.92     14.35        2.32          4.06
2006                         --     15.06     14.75       (2.33)         1.87
2005                         --     15.57     15.90       17.60         10.40
2004                         --     14.93     14.30        5.86          9.72
===============================================================================
                                                                Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                 Ratios to Average Net Assets
                                        Applicable to Common Shares                  Applicable to Common Shares
                                        Before Credit/Reimbursement                  After Credit/Reimbursement**
                                 ------------------------------------------   ------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable       Expenses        Expenses           Net       Expenses         Expenses          Net  Portfolio
                     to Common      Including       Excluding    Investment      Including        Excluding   Investment   Turnover
                   Shares (000)  Interest++(a)   Interest++(a)     Income++   Interest++(a)    Interest++(a)    Income++       Rate
====================================================================================================================================
OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                    43,286           1.46%           1.30%         6.10%          1.12%             .96%        6.43%        16%
2007                    45,694           1.41            1.31          5.76           1.00              .90         6.17         14
2006                    46,242           1.27            1.27          5.71            .78              .78         6.19          8
2005                    47,937           1.23            1.23          5.71            .77              .77         6.17         14
2004                    46,268           1.25            1.25          6.13            .79              .79         6.60         15

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2008                    30,941           1.47            1.32          6.05           1.10              .95         6.43         19%
2007                    32,194           1.41            1.31          5.85            .96              .86         6.30         19
2006                    32,506           1.28            1.28          5.76            .81              .81         6.23          2
2005                    33,606           1.27            1.27          5.68            .81              .81         6.14          3
2004                    32,208           1.28            1.28          5.87            .81              .81         6.34          8
====================================================================================================================================

                 Preferred Shares at End of Period
              --------------------------------------
                Aggregate   Liquidation
                   Amount    and Market        Asset
              Outstanding         Value     Coverage
                    (000)     Per Share    Per Share
====================================================
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
----------------------------------------------------
Year Ended 7/31:
2008              $24,000       $25,000      $70,090
2007               24,000        25,000       72,598
2006               24,000        25,000       73,169
2005               24,000        25,000       74,935
2004               24,000        25,000       73,196

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
----------------------------------------------------
Year Ended 7/31:
2008               16,500        25,000       71,881
2007               16,500        25,000       73,778
2006               16,500        25,000       74,252
2005               16,500        25,000       75,918
2004               16,500        25,000       73,800
====================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  82-83 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS

INDEPENDENT BOARD MEMBERS:
[] ROBERT P. BREMNER                                                                    Private Investor and Management Consultant.
   8/22/40                     Chairman of           1997
   333 W. Wacker Drive         the Board             CLASS III             186
   Chicago, IL 60606           and Board member

[] JACK B. EVANS                                                                        President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                               private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             186          1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                    Fire Group, a publicly held company; Member
                                                                                        of the Board of Regents for the State of
                                                                                        Iowa University System; Director, Gazette
                                                                                        Companies; Life Trustee of Coe College and
                                                                                        Iowa College Foundation; Member of the
                                                                                        Advisory Council of the Department of
                                                                                        Finance in the Tippie College of Business,
                                                                                        University of Iowa; formerly, Director,
                                                                                        Alliant Energy; formerly, Director, Federal
                                                                                        Reserve Bank of Chicago; formerly, President
                                                                                        and Chief Operating Officer, SCI Financial
                                                                                        Group, Inc., a regional financial services
                                                                                        firm.

[] WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business, University
   3/6/48                                            2004                               of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          ANNUAL                186          and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                    School of Business at the University of
                                                                                        Connecticut (2003-2006); previously, Senior
                                                                                        Vice President and Director of Research at
                                                                                        the Federal Reserve Bank of Chicago
                                                                                        (1995-2003); Director (since 1997), Credit
                                                                                        Research Center at Georgetown University;
                                                                                        Director (since 2004) of Xerox Corporation;
                                                                                        Director (since 2005), Beta Gamma Sigma
                                                                                        International Honor Society; Director, SS&C
                                                                                        Technologies, Inc. (May 2005-October 2005).

[] DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
   10/28/42                                          2005                               Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              186          Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                    President and CEO, Banc One Investment
                                                                                        Advisors Corporation, and President, One
                                                                                        Group Mutual Funds; prior thereto, Executive
                                                                                        Vice President, Banc One Corporation and
                                                                                        Chairman and CEO, Banc One Investment
                                                                                        Management Group; Member, Board of Regents,
                                                                                        Luther College; member of the Wisconsin Bar
                                                                                        Association; member of Board of Directors,
                                                                                        Friends of Boerner Botanical Gardens; member
                                                                                        of Investment Committee, Greater Milwaukee
                                                                                        Foundation.

[] WILLIAM J. SCHNEIDER                                                                 Chairman, formerly, Senior Partner and Chief
   9/24/44                                           1997                               Operating Officer (retired, 2004) of
   333 W. Wacker Drive         Board member          ANNUAL                186          Miller-Valentine Partners Ltd., a real
   Chicago, IL 60606                                                                    estate investment company; Director, Dayton
                                                                                        Development Coalition; formerly, member,
                                                                                        Business Advisory Council, Cleveland Federal
                                                                                        Reserve Bank.


                                       84

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX     INCLUDING OTHER
                                                     AND TERM(1)    OVERSEEN BY         DIRECTORSHIPS
                                                                    BOARD MEMBER        DURING PAST 5 YEARS
INDEPENDENT BOARD MEMBERS:

[] JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                               Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               186          thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                    Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                      Director, Chicago Board Options Exchange
   6/28/47                                           2007                               (since 2006); Commissioner, New York State
   333 W. Wacker Drive         Board member          CLASS I               186          Commission on Public Authority Reform (since
   Chicago, IL 60606                                                                    2005); formerly, Chair New York Racing
                                                                                        Association Oversight Board (2005-2007);
                                                                                        formerly, Director, New York State Division
                                                                                        of the Budget (2000-2004), Chair, Public
                                                                                        Authorities Control Board (2000-2004) and
                                                                                        Director, Local Government Assistance
                                                                                        Corporation (2000-2004).

[] TERENCE J. TOTH(2)
   9/29/59                                           2008                               Private Investor (since 2007); CEO and
   333 W. Wacker Drive         Board Member          CLASS II              186          President, Northern Trust Investments
   Chicago, IL 60606                                                                    (2004-2007); Executive Vice President,
                                                                                        Quantitative Management & Securities Lending
                                                                                        (2007-2004); prior thereto, various
                                                                                        positions with Northern Trust Company (since
                                                                                        1994); Member: Goodman Theatre Board (Since
                                                                                        2004); Chicago Fellowship Boards (since
                                                                                        2005), University of Illinois Leadership
                                                                                        Council Board (since 2007) and Catalyst
                                                                                        Schools of Chicago Board (since 2008);
                                                                                        formerly Member: Northern Trust Mutual Funds
                                                                                        Board (2005-2007), Northern Trust Japan
                                                                                        Board (2004-2007), Northern Trust Securities
                                                                                        Inc. Board (2003-2007) and Northern Trust
                                                                                        Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

[] JOHN P. AMBOIAN(2)(3)                                                                Chief Executive Officer (since July 2007)
   6/14/61                                           2008                               and Director (since 1999) of Nuveen
   333 W. Wacker Drive         Board Member          CLASS II              186          Investments, Inc.; Chief Executive Officer
   Chicago, IL 60606                                                                    (since 2007) of Nuveen Asset Management,
                                                                                        Rittenhouse Asset Management, Nuveen
                                                                                        Investments Advisors, Inc. formerly,
                                                                                        President (1999-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4)

OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                    Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  186          formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                  General Counsel, of Nuveen Investments, LLC;
                                                                                        Managing Director (since 2002), Associate
                                                                                        General Counsel and Assistant Secretary, of
                                                                                        Nuveen Asset Management; Vice President and
                                                                                        Assistant Secretary of NWQ Investment
                                                                                        Management Company, LLC. (since 2002),
                                                                                        Nuveen Investments Advisers Inc. (since
                                                                                        2002), Symphony Asset Management LLC, and
                                                                                        NWQ Investment Management Company, LLC
                                                                                        (since 2003), Tradewinds Global Investors,
                                                                                        LLC, and Santa Barbara Asset Management, LLC
                                                                                        (since 2006), Nuveen HydePark Group LLC and
                                                                                        Richards & Tierney, Inc. (since 2007);
                                                                                        Managing Director, Associate General Counsel
                                                                                        and Assistant Secretary of Rittenhouse Asset
                                                                                        Management, Inc. (since 2003); Managing
                                                                                        Director (since 2004) and Assistant
                                                                                        Secretary (since 1994) of Nuveen
                                                                                        Investments, Inc.; formerly, Managing
                                                                                        Director (2002-2004), General Counsel
                                                                                        (1998-2004) and Assistant Secretary of
                                                                                        Nuveen Advisory Corp. and Nuveen
                                                                                        Institutional Advisory Corp.(4); Chartered
                                                                                        Financial Analyst.

[] WILLIAM ADAMS IV                                                                     Executive Vice President, U.S. Structured
   6/9/55                                                                               Products of Nuveen Investments, LLC, (since
   333 W. Wacker Drive         Vice President        2007                  120          1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                    Structured Investments.


                                       85

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER              PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS       OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX     DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004) previously,
   1/11/62                                                                              Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  120          Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                           Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  186
   Chicago, IL 60606           Secretary

[] LORNA C. FERGUSON                                                                    Managing Director (since 2004), formerly,
   10/24/45                                                                             Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  186          Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                    President (1998-2004) of Nuveen Advisory
                                                                                        Corp. and Nuveen Institutional Advisory
                                                                                        Corp.(4); Managing Director (since 2005) of
                                                                                        Nuveen Asset Management.

[] STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
   5/31/54                     Vice President                                           Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  186          Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                    and Funds Controller (1998-2004) of Nuveen
                                                                                        Investments, Inc.; Certified Public
                                                                                        Accountant.

[] WALTER M. KELLY                                                                      Senior Vice President (since 2008), Vice
   2/24/70                     Chief Compliance                                         President (2006-2008) formerly, Assistant
   333 W. Wacker Drive         Officer and           2003                  186          Vice President and Assistant General Counsel
   Chicago, IL 60606           Vice President                                           (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                        President (since 2006) and Assistant
                                                                                        Secretary (since 2008) of Nuveen Asset
                                                                                        Management.

[] DAVID J. LAMB                                                                        Vice President (since 2000) of Nuveen
   3/22/63                                                                              Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  186          Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                        Vice President of Nuveen Investments, LLC
   8/27/61                                                                              (since 1999).
   333 W. Wacker Drive         Vice President        2002                  186
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                      Vice President, Assistant Secretary and
   7/27/51                     Vice President                                           Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  186          Investments, LLC; Vice President (since
   Chicago, IL 60606           Secretary                                                2005) and Assistant Secretary of Nuveen
                                                                                        Investments, Inc.; Vice President (since
                                                                                        2005) and Assistant Secretary (since 1997)
                                                                                        of Nuveen Asset Management; Vice President
                                                                                        (since 2000), Assistant Secretary and
                                                                                        Assistant General Counsel (since 1998) of
                                                                                        Rittenhouse Asset Management, Inc.; Vice
                                                                                        President and Assistant Secretary of Nuveen
                                                                                        Investments Advisers Inc. (since 2002); NWQ
                                                                                        Investment Management Company, LLC (since
                                                                                        2002), Symphony Asset Management LLC (since
                                                                                        2003), Tradewinds Global Investors, LLC,
                                                                                        Santa Barbara Asset Management LLC (since
                                                                                        2006) and of Nuveen HydePark Group, LLC and
                                                                                        Richards &Tierney, Inc. (since 2007);
                                                                                        formerly, Vice President and Assistant
                                                                                        Secretary of Nuveen Advisory Corp. and
                                                                                        Nuveen Institutional Advisory Corp.(4)


                                       86

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(5)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

[] KEVIN J. MCCARTHY                                                                    Managing Director (since 2008), formerly,
   3/26/66                     Vice President                                           Vice President (2007-2008), Nuveen
   333 W. Wacker Drive         and Secretary         2007                  186          Investments, LLC; Vice President, and
   Chicago, IL 60606                                                                    Assistant Secretary, Nuveen Asset
                                                                                        Management, Rittenhouse Asset Management,
                                                                                        Inc., Nuveen Investment Advisers Inc.,
                                                                                        Nuveen Investment Institutional Services
                                                                                        Group LLC, NWQ Investment Management
                                                                                        Company, LLC, Tradewinds Global Investors
                                                                                        LLC, NWQHoldings, LLC, Symphony Asset
                                                                                        Management LLC, Santa Barbara Asset
                                                                                        Management LLC, Nuveen HydePark Group, LLC
                                                                                        and Richards &Tierney, Inc. (since 2007);
                                                                                        Managing Director (since 2008), formerly,
                                                                                        Vice President (2007-2008) and Assistant
                                                                                        General Counsel, Nuveen Investments, Inc.
                                                                                        prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                        LLP (1997-2007).

[] JOHN V. MILLER                                                                       Managing Director (since 2007), formerly,
   4/10/67                     Vice President                                           Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive                               2007                  186          Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                    Analyst.

[] CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
   8/1/71                      Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); Vice President and Assistant General
                                                                                        Counsel, Nuveen Investment, Inc. (since
                                                                                        2008); prior thereto, Associate, Skadden,
                                                                                        Arps, Slate Meagher & Flom LLP (2002-2008).

[] JAMES F. RUANE                                                                       Vice President, Nuveen Investments since
   7/3/62                      Vice President                                           2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  186          Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                senior tax manager (since 2002); Certified
                                                                                        Public Accountant.

[] MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
   12/21/68                    Vice President                                           (since 2008); Vice President and Assistant
   333 W. Wacker Drive         and Assistant         2008                  186          Secretary, Nuveen Asset Management (since
   Chicago, IL 60606           Secretary                                                2008); Vice President and Assistant General
                                                                                        Counsel, Nuveen Investments Inc. (since
                                                                                        2008); prior thereto, Counsel, Vedder Price
                                                                                        P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
     The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain
     Nuveen Funds, effective July 1, 2008, and were subsequently elected to the Boards of the remaining Nuveen Funds on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.

(3)  Mr. Amboian is an interested trustee because of his position with Nuveen
     Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(5) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS


The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be)(each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (each, an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM's ability to supervise the Funds' other service providers and given the importance of compliance, NAM's compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities ("ARPS"), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen's efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen's commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen's continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Independent Board Members also reviewed portfolio level performance (which does not reflect fund level fees, expenses and leverage), as described in further detail below.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group.

The Independent Board Members also recognized that certain funds lack comparable peers in which case their performance is measured against a more general municipal category for various states. The closed-end municipal funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized benchmarks for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Performance Peer Group for the quarter and same yearly periods ending March 31, 2008 (as applicable). The Independent Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses (and leverage for closed-end funds)) compared to recognized benchmarks for the one- three, and five-year periods ending December 31, 2007 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.   FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

          The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the "Peer Universe") and/or a more focused subset of funds therein (the "Peer Group"). The

          Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage and the differences in the use of insurance as well as the states reflected in a respective Peer Group for the state municipal funds (such as the use of a general "other states" category for closed-end state funds (other than New York and California)). In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

          2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

          The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

          3. PROFITABILITY OF NUVEEN

          In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen's profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


          In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveeninvestment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Funds have appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Funds are closed-end funds, the Independent Board Members recognized that although the Funds may from time to time make additional share offerings, the growth in their assets will occur primarily through appreciation of each Fund's investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No common or preferred shares were repurchased or redeemed during the period covered by this report. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.


Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



Learn more about Nuveen Funds at:    www.nuveen.com/etf

                                     Share prices
                                     Fund details
                                     Daily financial news
                                     Investor education
                                     Interactive planning tools

                                                                     EAN-B-0708D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Ohio Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED          AUDIT-RELATED FEES           TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                      TO FUND (1)             BILLED TO FUND (2)      BILLED TO FUND (3)    BILLED TO FUND (4)
-------------------------------------------------------------------------------------------------------------------------------
July 31, 2008                            $ 9,309                      $ 0                   $ 500                $ 800
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                      0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------
July 31, 2007                            $ 8,219                      $ 0                     $ 0                1,500
-------------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                       0%                      0%                   0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                       AUDIT-RELATED FEES        TAX FEES BILLED TO        ALL OTHER FEES
                                       BILLED TO ADVISER AND         ADVISER AND           BILLED TO ADVISER
                                          AFFILIATED FUND          AFFILIATED FUND        AND AFFILIATED FUND
                                         SERVICE PROVIDERS        SERVICE PROVIDERS        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
July 31, 2008                                   $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
July 31, 2007                                   $ 0                      $ 0                     $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                       0%                      0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                   TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL  PROVIDERS (ALL OTHER
                                      BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
---------------------------------------------------------------------------------------------------------------------
July 31, 2008                           $ 1,300                      $ 0                     $ 0              $ 1,300
July 31, 2007                           $ 1,500                      $ 0                     $ 0              $ 1,500

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Daniel J. Close     Nuveen Ohio Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                           ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company     26          $5.031 billion
                    Other Pooled Investment Vehicles   1          $.45 million
                    Other Accounts                     3          $.16 million

* Assets are as of July 31, 2008. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 31, 2008, the S&P/Investortools Municipal Bond index was comprised of 52,711 securities with an aggregate current market value of $1,041 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of July 31, 2008, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                         DOLLAR RANGE OF
                                                                           DOLLAR        EQUITY SECURITIES
                                                                           RANGE OF      BENEFICIALLY OWNED
                                                                           EQUITY        IN THE REMAINDER
                                                                           SECURITIES    OF NUVEEN FUNDS
                                                                           BENEFICIALLY  MANAGED BY
NAME OF PORTFOLIO                                                          OWNED IN      NAM'S MUNICIPAL
MANAGER             FUND                                                   FUND          INVESTMENT TEAM
-----------------------------------------------------------------------------------------------------------
Daniel J. Close     Nuveen Ohio Dividend Advantage Municipal Fund 2        $0            $1--$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. Currently, he manages investments for 27 Nuveen-sponsored investment companies. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: October 8, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 8, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 8, 2008
    -------------------------------------------------------------------